Exhibit 10.1

Execution Copy

SECURITIES PURCHASE AGREEMENT, dated April 30, 2019 (this “Agreement”), between Occidental Petroleum Corporation, a Delaware corporation (the “Company”), and Berkshire Hathaway Inc., a Delaware corporation (the “Investor”).

RECITALS:

A.                   The Company. As of the date hereof, the Company has 1,100,000,000 authorized shares of Common Stock, $0.20 par value per share (the “Common Stock”), and 50,000,000 authorized shares of Preferred Stock, $1.00 par value per share (“Preferred Stock”).

B.                   The Proposed Acquisition. The Company proposes to enter into a definitive agreement (the “Acquisition Agreement”) to acquire, directly or indirectly, all of the capital stock and other equity interests of Anadarko Petroleum Corporation (“Anadarko”), a Delaware corporation (the “Acquisition”).

C.                   The Issuance. In connection with the Acquisition, the Company intends to issue in a private placement 100,000 shares of the Company’s Cumulative Perpetual Preferred Stock, Series A (the “Preferred Shares”) and a warrant to purchase 80,000,000 shares of Common Stock (the “Warrant” and, together with the Preferred Shares, the “Purchased Securities”) and the Investor intends to purchase from the Company the Purchased Securities.

NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements set forth herein, the parties agree as follows:

Article I
PURCHASE; CLOSING

Section 1.1.           Purchase. On the terms and subject to the conditions set forth in this Agreement, the Company agrees to sell to the Investor, and the Investor agrees to purchase from the Company, at the Closing (as hereinafter defined), the Purchased Securities for an aggregate purchase price of $10,000,000,000 (the “Purchase”).

Section 1.2.           Closing.

(a)            On the terms and subject to the conditions set forth in this Agreement, the closing of the Purchase (the “Closing”) will take place at the offices of Cravath, Swaine & Moore LLP, 825 8th Avenue, New York, New York 10019, simultaneously with the closing of the Acquisition, or at such other place, time and date as shall be agreed between the Company and the Investor. The time and date on which the Closing occurs is referred to in this Agreement as the “Closing Date”.

(b)            At the Closing, the Company will deliver the Preferred Shares and the Warrant, in each case as evidenced by one or more certificates dated the Closing Date and bearing appropriate legends as hereinafter provided for, in exchange for payment in full of the aggregate purchase price therefor by wire transfer of immediately available United States funds to a bank account that has been designated by the Company at least two (2) business days prior to the Closing Date.

(c)            The respective obligations of each of the Investor and the Company to consummate the Purchase are subject to the fulfillment (or waiver by the Investor and the Company, as applicable) prior to the Closing of the condition that (i) any approvals or authorizations of all United States and other governmental or regulatory authorities (each, a “Governmental Entity”), the absence of which would reasonably be expected to make the Purchase unlawful, shall have been obtained or made in form and substance reasonably satisfactory to each party and shall be in full force and effect and all waiting periods required by United States and other applicable law shall have expired and (ii) no provision of any applicable United States or other law and no judgment, injunction, order or decree of any Governmental Entity shall prohibit the purchase and sale of the Purchased Securities.

(d)           The obligation of the Company to consummate the Closing is also subject to the fulfillment (or waiver by the Company) at or prior to the Closing of each of the following conditions:

                                       (i)            (A) the representations and warranties of the Investor set forth in this Agreement shall be true and correct as though made on and as of the Closing Date (other than representations and warranties that by their terms speak as of another date, which representations and warranties shall be true and correct as of such date), except to the extent that the failure of such representations and warranties to be so true and correct, individually or in the aggregate, does not have and would not be reasonably likely to have an Investor Material Adverse Effect and (B) the Investor shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing.

(e)            The obligation of the Investor to consummate the Closing is also subject to the fulfillment (or waiver by the Investor) at or prior to the Closing of each of the following conditions:

                                       (i)            The Company shall have paid in full the signing fee to the Investor in accordance with Section 4.1 of this Agreement.

                                       (ii)           (A) the representations and warranties of the Company set forth in (x) Sections 2.2(c), (d) and (g) of this Agreement shall be true and correct in all respects as though made on and as of the Closing Date (other than representations and warranties that by their terms speak as of another date, which representations and warranties shall be true and correct as of such date), (y) Section 2.2(b) of this Agreement shall be true and correct in all material respects as though made on and as of the Closing Date (other than representations and warranties that by their terms speak as of another date, which representations and warranties shall be true and correct in all material respects as of such date), and (z) Section 2.2 (other than Sections 2.2(b), (c), (d) and (g)) shall be true and correct as though made on and as of the Closing Date (other than representations and warranties that by their terms speak as of another date, which representations and warranties shall be true and correct as of such date), except to the extent that the failure of such representations and warranties referred to in this Section 1.2(e)(ii)(A)(z) to be so true and correct, individually or in the aggregate, does not have and would not be reasonably likely to have a Material Adverse Effect and (B) the Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing;

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                                       (iii)        the Company shall have duly adopted and filed with the Secretary of State of the State of Delaware the Certificate of Designations in substantially the form attached hereto as Annex A (the “Certificate of Designations”) and such filing shall have been accepted, which the Company shall be required to duly adopt and file no later than immediately prior to the Closing subject only to the fulfillment (or waiver by the Company) of the conditions to closing of the Company set forth in Sections 1.2(c) and (d)(i);

                                       (iv)         the Company shall have delivered the Preferred Shares to Investor or its designee(s);

                                       (v)           the Company shall have duly executed and delivered the Warrant in substantially the form attached hereto as Annex B to the Investor or its designee(s);

                                       (vi)         the Company shall have duly executed and delivered to the Investor or its designee(s) a Registration Rights Agreement (the “Registration Rights Agreement”) in substantially the form of Annex C, which the Company shall be required to execute and deliver at or prior to the Closing subject only to the fulfillment (or waiver by the Company) of the conditions to closing of the Company set forth in Sections 1.2(c) and (d)(i); and

                                       (vii)      the Company (A) shall have entered into the Acquisition Agreement with Anadarko, which shall not have been terminated and (B) shall have consummated the Acquisition or will consummate the Acquisition simultaneously with the Closing.

Section 1.3.           Interpretation. When a reference is made in this Agreement to “Recitals,” “Articles,” “Sections” or “Annexes,” such reference shall be to a Recital, Article or Section of, or Annex to, this Agreement unless otherwise indicated. The terms defined in the singular have a comparable meaning when used in the plural, and vice versa. References to “herein”, “hereof”, “hereunder” and the like refer to this Agreement as a whole and not to any particular section or provision, unless the context requires otherwise. The table of contents and headings contained in this Agreement are for reference purposes only and are not part of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed followed by the words “without limitation.” No rule of construction against the draftsperson shall be applied in connection with the interpretation or enforcement of this Agreement, as this Agreement is the product of negotiation between sophisticated parties advised by counsel. All references to “$” or “dollars” mean the lawful currency of the United States of America. Except as expressly stated in this Agreement, all references to any statute, rule or regulation are to the statute, rule or regulation as amended, modified, supplemented or replaced from time to time (and, in the case of statutes, include any rules and regulations promulgated under the statute) and to any section of any statute, rule or regulation include any successor to the section. References to a “business day” shall mean a business day in the City of New York.

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Section 1.4.           No Reliance. Each party acknowledges that it is not relying upon any representation or warranty not set forth in the Transaction Documents. The Investor acknowledges that it has had an opportunity to conduct such review and analysis of the business, assets, condition, operations and prospects of the Company and its subsidiaries, including an opportunity to ask such questions of management (for which it has received such answers) and to review such information maintained by the Company, in each case as the Investor considers sufficient for the purpose of making the Purchase. The Investor further acknowledges that it has had such an opportunity to consult with its own counsel, financial and tax advisers and other professional advisers as it believes is sufficient for purposes of the Purchase. For purposes of this Agreement, the term “Transaction Documents” refers collectively to this Agreement, the Warrant and the Registration Rights Agreement, in each case, as amended, modified or supplemented from time to time in accordance with their respective terms.

Article II
REPRESENTATIONS AND WARRANTIES

Section 2.1.           Reserved.

Section 2.2.           Representations and Warranties of the Company. The Company represents and warrants to the Investor that as of the date hereof and as of the Closing Date (or such other date specified herein):

(a)            Organization, Authority and Significant Subsidiaries. (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business in all material respects as currently conducted, and, (ii) except as has not had or would not be reasonably likely to have a material adverse effect on the ability of the Company to consummate the Purchase and the other transactions contemplated by this Agreement (a “Material Adverse Effect”), (A) the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business so as to require such qualification and (B) each subsidiary of the Company that is a “significant subsidiary” within the meaning of Rule 1-02(w) of Regulation S-X under the Securities Act of 1933, as amended (the “Securities Act”) (individually a “Significant Subsidiary” and collectively the “Significant Subsidiaries”) has been duly organized and is validly existing in good standing under the laws of its jurisdiction of organization.

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(b)            Capitalization.  As of the date of this Agreement, the authorized capital stock of the Company consists of 1,100,000,000 shares of Common Stock and 50,000,000 shares of Preferred Stock.  As of April 25, 2019 (the “Common Stock Capitalization Date”), 748,020,282 shares of Common Stock were issued and outstanding. As of the Common Stock Capitalization Date, the Company held 148,416,051 shares of Common Stock in its treasury. As of April 10, 2019, there were outstanding options to purchase, and other stock-based awards with respect to, 9,677,565 shares of Common Stock and, as of the Common Stock Capitalization Date, there were 124,813,110 shares of Common Stock reserved for issuance pursuant to employee and director stock plans of the Company or a Subsidiary of the Company in effect as of the date of this Agreement (the “Company Stock Plans”), and as of the Common Stock Capitalization Date no shares of Common Stock were reserved for issuance except for shares of Common Stock underlying such options and stock-based awards.  The outstanding shares of Common Stock have been duly authorized and are validly issued and outstanding, fully paid and non-assessable, and subject to no preemptive rights (and were not issued in violation of any preemptive rights). Except as set forth above and pursuant to this Agreement, the Company Stock Plans, the Company’s dividend reinvestment plan and stock repurchase plans entered into by Company from time to time, as of the date of this Agreement, there are no shares of Common Stock reserved for issuance, the Company does not have outstanding any securities providing the holder the right to acquire Common Stock, and the Company does not have any commitment to authorize, issue or sell any Common Stock.  No shares of Preferred Stock are issued and outstanding or reserved for issuance, other than the Preferred Shares for issuance to the Investor pursuant to this Agreement.

(c)            Preferred Shares.  Prior to the Closing, the Preferred Shares will have been duly and validly authorized, and, when issued and delivered pursuant to this Agreement, the Preferred Shares will be duly and validly issued and fully paid and non-assessable. The Company has no series or class of capital stock, whether or not issued or outstanding, that will, upon issuance of the Preferred Shares, rank senior to the Preferred Shares with respect to the payment of dividends or the distribution of assets in the event of any dissolution, liquidation or winding up of the Company.

(d)            The Warrant and Warrant Shares. The Warrant has been duly authorized and, when executed and delivered as contemplated hereby, will constitute a valid and legally binding obligation of the Company in accordance with its terms, and following the NYSE Stockholder Approval (as defined below) (if required for the issuance of Warrant Shares by the Company upon exercise of the Warrant) and/or the Charter Amendment Approval (as defined below) (if required for the issuance of Warrant Shares by the Company upon exercise of the Warrant), the shares of Common Stock issuable upon exercise of the Warrant (the “Warrant Shares”) will be duly authorized and reserved for issuance by the Company and when issued upon exercise of the Warrant will be validly issued, fully paid and non-assessable.

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(e)            Authorization, Enforceability.

                                       (i)            The Company has the corporate power and authority to execute and deliver this Agreement and the other Transaction Documents and to carry out its obligations hereunder and thereunder (which includes the issuance of the Preferred Shares, the Warrant and the Warrant Shares). The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company and its stockholders, and no further approval or authorization is required on the part of the Company other than (x) any stockholder approval that may be required under the listing rules of the New York Stock Exchange (the “NYSE Stockholder Approval”) to permit the issuance of the full amount of the Warrant Shares by the Company upon exercise of the Warrant and (y) any stockholder approval that may be required to amend the Restated Certificate of Incorporation of the Company to provide for an increase in the authorized share capital of the Company to permit the issuance of the full amount of the Warrant Shares by the Company upon exercise of the Warrant (the “Charter Amendment Approval”). This Agreement and the other Transaction Documents are or, when executed by the parties thereto, will be valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles, regardless of whether such enforceability is considered in a proceeding at law or in equity (“Bankruptcy Exceptions”).

                                       (ii)          The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby and compliance by the Company with any of the provisions hereof and thereof, will not (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of, any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or any Significant Subsidiary under any of the terms, conditions or provisions of (A) its restated certificate of incorporation, as amended or by-laws, as amended or (B) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Company or any Significant Subsidiary is a party or by which it or any Significant Subsidiary may be bound, or to which the Company or any Significant Subsidiary or any of the properties or assets of the Company or any Significant Subsidiary may be subject, or (ii) subject to compliance with the statutes and regulations referred to in the next paragraph, violate any statute, rule or regulation or any judgment, ruling, order, writ, injunction or decree applicable to the Company or any Significant Subsidiary or any of their respective properties or assets except, in the case of clauses (i)(B) and (ii), for those occurrences that, individually or in the aggregate, have not had and would not be reasonably likely to have a Material Adverse Effect.

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                                       (iii)        Other than the filing of the Certificate of Designations with the Secretary of State of the State of Delaware, any current report on Form 8-K required to be filed with the SEC and such as have been made or obtained, no notice to, filing with, exemption or review by, or authorization, consent or approval of, any Governmental Entity is required to be made or obtained by the Company in connection with the consummation by the Company of the Purchase except for any such notices, filings, exemptions reviews, authorizations, consents and approvals the failure of which to make or obtain would not be reasonably likely to have a Material Adverse Effect.

(f)            Company Financial Statements.

                                       (i)            As of the date of this Agreement, the consolidated financial statements of the Company and its consolidated subsidiaries included or incorporated by reference in the reports filed by the Company pursuant to the Securities Act or the Exchange Act (as defined below) (collectively, the “SEC Reports”) filed prior to the date of this Agreement, present fairly in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated therein and the consolidated results of their operations for the periods specified therein; and except as stated therein, such financial statements were prepared in conformity with GAAP applied on a consistent basis (except as may be noted therein).

                                       (ii)            As of the date of this Agreement, KPMG LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Exchange Act (as defined below) and the rules and regulations of the Commission and the Public Company Accounting Oversight Board.

(g)            No Business Material Adverse Effect. From December 31, 2018 to the date hereof, to the knowledge of the Company (without any duty of inquiry), except as disclosed in the Company’s SEC Reports (as defined) filed by the Company prior to the date hereof, there has not been any event, occurrence, change or development of a state of circumstances or facts which, individually or in the aggregate, has had, or would be reasonably likely to have, a Business Material Adverse Effect.  “Business Material Adverse Effect” means any effect that, individually or in the aggregate, would reasonably be expected to result in a material adverse effect on the financial condition, business, assets or continuing results of operations of the Company and its subsidiaries, taken as a whole; provided however that, in no event shall any of the following effects, alone or in combination, be deemed to constitute, or be taken into account, in determining whether there has been, or would be, a Business Material Adverse Effect: (A) any changes in general United States or global economic conditions or securities, credit, financial or other capital markets conditions, (B) any changes or conditions affecting the oil and gas industry in general (including changes to commodity prices, general market prices and regulatory changes affecting the industry), (C) any weather-related or other force majeure event (including earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural disasters), (D) acts of war (whether or not declared), armed hostility (by recognized governmental forces or otherwise), sabotage, terrorism or cyber-attack, and any escalation or general worsening of any of the foregoing, (E) the negotiation, execution, announcement, pendency, compliance with or performance of this Agreement, the transactions contemplated hereby or the terms hereof or the consummation of the transactions contemplated hereby, including the impact thereof on the relationships of the Company and its subsidiaries with customers, suppliers, partners, employees or governmental bodies, agencies, officials or authorities; (F) any action taken or failure to take action which the Company has requested in writing, (G) changes in applicable law or regulation or in generally accepted accounting principles in the United States (“GAAP”) or in accounting standards, or any changes in the interpretation or enforcement of any of the foregoing, or any changes in general legal, regulatory or political conditions, (H) any decline in the market price, or change in trading volume, of the Company’s capital stock or (I) any failure to meet any internal or public projections, forecasts, guidance, estimates, milestones, or budgets or internal or published financial or operating predictions of revenue, earnings, cash flow or cash position (it being understood that the exceptions in clauses (H) and (I) shall not prevent or otherwise affect a determination that the underlying cause of any such change, decline or failure referred to therein (if not otherwise falling within any of the exceptions provided hereof) is a Business Material Adverse Effect); provided that, in the case of clauses (A), (B), (C) and (D), to the extent the impact on the Company and its subsidiaries, taken as a whole, is disproportionate to the impact on other similarly situated entities, the incrementally disproportionate impact or impacts shall be taken into account in determining whether there has been, or would reasonably be expected to be, a Business Material Adverse Effect.

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(h)            Reports.

                                       (i)            Since December 31, 2018 and through the date of this Agreement, the Company has complied in all material respects with the filing requirements of Sections 13(a), 14(a) and 15(d) of the Exchange Act (as defined below).

                                       (ii)            As of the date of this Agreement, the SEC Reports filed by the Company through the date of this Agreement, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act (as defined below), as applicable, and the rules and regulations of the Commission thereunder, and none of such documents, when they became effective or were filed with the Commission, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.

Section 2.3.          Representations and Warranties of the Investor. The Investor, hereby represents and warrants to the Company that as of the date hereof and the Closing Date:

(a)            Status. The Investor has been duly organized and is validly existing as a corporation under the laws of Delaware.

(b)            Authorization, Enforceability.

                                       (i)            The Investor has the power and authority, corporate or otherwise, to execute and deliver this Agreement and the Registration Rights Agreement and to carry out its obligations hereunder and thereunder. The execution, delivery and performance by the Investor of this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Investor, and no further approval or authorization is required on the part of the Investor or any other party for such authorization to be effective. This Agreement and the Registration Rights Agreement are or will be valid and binding obligations of the Investor enforceable against the Investor in accordance with their respective terms, except as the same may be limited by Bankruptcy Exceptions.

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                                       (ii)            The execution, delivery and performance by the Investor of this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby and compliance by the Investor with any of the provisions hereof and thereof, will not (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of, any lien, security interest, charge or encumbrance upon any of the properties or assets of the Investor under any of the terms, conditions or provisions of (A) its organizational documents or (B) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Investor is a party or by which it may be bound, or to which the Investor or any of the properties or assets of the Investor may be subject, or (ii) subject to compliance with the statutes and regulations referred to in the next paragraph, violate any statute, rule or regulation or any judgment, ruling, order, writ, injunction or decree applicable to the Investor or any of its properties or assets except, in the case of clauses (i) (B) and (ii), for those occurrences that, individually or in the aggregate, have not had and would not be reasonably likely to have an Investor Material Adverse Effect. “Investor Material Adverse Effect” means a material adverse effect on the ability of the Investor to consummate the Purchase and the other transactions contemplated by this Agreement.

                                       (iii)        Other than such as have been made or obtained, no notice to, filing with, exemption or review by, or authorization, consent or approval of, any Governmental Entity is required to be made or obtained by the Investor in connection with the consummation by the Investor of the Purchase except for any such notices, filings, exemptions, reviews, authorizations, consent and approvals the failure of which to make or obtain would not be reasonably likely to have an Investor Material Adverse Effect.

(c)            Ownership.  Without giving effect to the Purchase, the Investor is not the Beneficial Owner of (i) any Common Stock or (ii) any securities or other instruments representing the right to acquire Common Stock. The Investor does not have a formal or informal agreement, arrangement or understanding with any person (other than the Company) to acquire, dispose of or vote any securities of the Company. “Beneficial Ownership” shall be determined in accordance with Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934 (the “Exchange Act”), including the provision that any member of a “group” shall be deemed to have Beneficial Ownership of all securities Beneficially Owned by other members of the group, and except that the exclusion in Rule 13d-3(d)(1)(i) for rights to acquire securities that are not exercisable “within 60 days” shall not apply. “Beneficial Owner” and “Beneficially Own” shall have conforming definitions. Unless specified otherwise, all percentage calculations of Beneficial Ownership will be calculated by including securities that the person (including any group of which such person is a member), but not any other person, has the right to acquire in both the numerator and the denominator.

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To the extent the Investor transfers its rights to one or more of its Permitted Transferees at or prior to Closing, the representations and warranties in Sections 2.3(a) and (b) shall be deemed to also be made by the Investor in respect of each such Permitted Transferee and the representation and warranty in Section 2.3(c) shall be deemed to be made in respect of the Investor and such Permitted Transferees collectively.

Article III
COVENANTS

Section 3.1.          Commercially Reasonable Efforts. Subject to the terms and conditions of this Agreement, each of the parties will use its commercially reasonable efforts in good faith to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or desirable, or advisable under applicable laws, so as to permit consummation of the Purchase and the exercise in full of the Warrant for Warrant Shares as promptly as practicable and otherwise to enable consummation of the transactions contemplated hereby and by the other Transaction Documents (including making filings and deliveries) and shall use commercially reasonable efforts to cooperate with the other party to that end.  Without limiting the generality of the foregoing, at the request of the Investor, the Company shall make or cause to be made all filings required from the Company or its respective subsidiaries or affiliates under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) to permit the Investor to acquire all of the Warrant Shares and shall use commercially reasonable efforts to cooperate with the Investor in connection with HSR Act filings and otherwise with respect to the obtaining of any required antitrust approvals.

Section 3.2.           Expenses. Unless otherwise provided in any Transaction Document executed by the Company and the Investor, each of the parties hereto will bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated under the Transaction Documents, including fees and expenses of its own financial or other consultants, investment bankers, accountants and counsel.

Section 3.3.           Stockholder Approvals; Sufficiency of Authorized Common Stock. At any annual or special meeting of Company stockholders commencing with the first annual meeting following the Closing until such approvals are obtained, the Company shall use its reasonable best efforts to obtain (i) the NYSE Stockholder Approval from its stockholders (if required for the issuance of Warrant Shares by the Company upon exercise of the Warrant) and (ii) the Charter Amendment Approval from its stockholders (if required for the issuance of Warrant Shares by the Company upon exercise of the Warrant), and shall take all corporate action necessary to obtain such approvals.  Until the date on which the Warrant has been fully exercised, the Company shall at all times have reserved for issuance, free of preemptive or similar rights, a sufficient number of shares of authorized and unissued Warrant Shares to effectuate the exercise of the Warrant (A) from and after the Closing, for the number of Warrant Shares for which NYSE Stockholder Approval and Charter Amendment Approval is not required for the issuance thereof by the Company upon exercise of the Warrant and (B) from and after receipt of the NYSE Stockholder Approval (if required for the issuance of Warrant Shares by the Company upon exercise of the Warrant) and/or the Charter Amendment Approval (if required for the issuance of Warrant Shares by the Company upon exercise of the Warrant), for the balance of the Warrant Shares. The Company shall cause, at its expense, as soon as reasonably practicable (x) following the Closing Date, the number of Warrant Shares for which NYSE Stockholder Approval and Charter Amendment Approval is not required for the issuance thereof by the Company upon exercise of the Warrant and (y) following receipt of NYSE Stockholder Approval (if required for the issuance of Warrant Shares by the Company upon exercise of the Warrant) and/or Charter Amendment Approval (if required for the issuance of Warrant Shares by the Company upon exercise of the Warrant), the balance of the Warrant Shares, to be listed on the New York Stock Exchange (“NYSE”) at the time they become freely transferable in the public market under the Securities Act, subject to official notice of issuance, and shall maintain such listing on the NYSE for so long as any Common Stock is listed on the NYSE. Nothing in this Section 3.3 shall preclude the Company from satisfying its obligations in respect of the exercise of the Warrant by delivery of shares of Common Stock which are held in the treasury of the Company.

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Section 3.4.          Certain Notifications Until Closing. From the date of this Agreement until the Closing, each party shall promptly notify the other party of (i) any fact, event or circumstance of which it is aware and which would be reasonably likely to cause any representation or warranty of such party contained in this Agreement to be untrue or inaccurate in any material respect or to cause any covenant or agreement of such party contained in this Agreement not to be complied with or satisfied in any material respect and (ii) any fact, circumstance, event, change, occurrence, condition or development of which it is aware and which, individually or in the aggregate, has had or would be reasonably likely to have a Material Adverse Effect or an Investor Material Adverse Effect, as the case may be; provided however that, delivery of any notice pursuant to this Section 3.4 shall not limit or affect any rights of or remedies available to the other party.

Section 3.5.          Authorization of Preferred Shares.  The Company shall, prior to the Closing, duly and validly authorize the Preferred Shares.

Article IV
ADDITIONAL AGREEMENTS

Section 4.1.           Signing Fee. Within two business days of the date of this Agreement, the Company shall pay to the Investor a signing fee in an amount set forth in Schedule I by wire transfer of immediately available United States funds to a bank account that has been designated by the Investor on or prior to the date hereof.  Such signing fee shall be full earned upon execution of this Agreement by the Investor and the Company and shall in no circumstances be refundable in whole or in part.

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Section 4.2.           Reserved.

Section 4.3.          Transfer Restrictions.

(a)            Prior to the five year anniversary of the Closing Date, without the prior written consent of the Company, the Investor and its Permitted Transferees shall not (i) directly or indirectly transfer, sell, assign, pledge, convey, hypothecate or otherwise encumber or dispose of any of the Purchased Securities, or (ii) lend, hypothecate or permit any custodian to lend or hypothecate any of the Purchased Securities or any Common Stock, provided that, if at any time the Purchased Securities do not qualify as “admitted assets” that are eligible to be reported in the Investor’s or Permitted Transferee’s annual statement under the insurance regulations applicable to the Investor or a Permitted Transferee holding any Purchased Securities, the Company will not unreasonably withhold its consent to a Transfer (as defined below) of the Purchased Securities owned by the Investor or such Permitted Transferee, as applicable, to a third party (subject, in the case of a Transfer of Preferred Shares, to such Transfer satisfying the conditions set forth in the first proviso of Section 4.3(e)). In the case of any such Transfer of the Warrant, the Company will take such actions with respect to allowing transferees of the Warrant to become parties to, and have rights under, the Registration Rights Agreement. Each transaction referenced in clauses (i) and (ii) of this Section 4.3(a) is herein called a “Transfer”. Neither exercises of the Warrant for Warrant Shares, nor delivery of Preferred Shares as payment of the exercise price of the Warrant, in each case in accordance with the terms of the Warrant, shall be deemed Transfers.

(b)            The Investor and the Permitted Transferees (individually or collectively) may not Transfer any Warrant Shares other than (i) in a transaction that has been specifically approved by the Company in writing, (ii) in a public offering registered with the Securities and Exchange Commission in the manner and to the extent contemplated by the Registration Rights Agreement or in a sale under Rule 144 under the Securities Act, where the Company has been offered the opportunity to designate a sole underwriter, broker or market maker, or (iii) in a private transaction or series of related transactions, and, in the case of (ii) or (iii), to the knowledge of the Investor or Permitted Transferee (with no duty of inquiry), no purchaser or group of related purchasers acquires Common Stock in such transaction or series of transactions that, when aggregated with Common Stock already owned by such purchaser or group of related purchasers, represents more than 3.5% of the Company’s outstanding Common Stock, and in any case consistent with applicable laws and regulations.

(c)            Notwithstanding the foregoing, Section 4.3(a) and (b) shall not prevent the Investor and the Permitted Transferees from Transferring any or all of the Purchased Securities or Warrant Shares, at any time, to any direct or indirect subsidiary of the Investor where the Investor beneficially owns at least 80% of the equity interests (measured by both voting rights and value) of such subsidiary and such subsidiary is classified as a domestic partnership or domestic corporation for U.S. federal income tax purposes (each, a “Permitted Transferee”), but only if the Permitted Transferee agrees in writing for the benefit of the Company to be bound by the terms of this Agreement (including these transfer restrictions); provided that, if the Investor ceases to beneficially own at least 80% of the equity interests (measured by both voting rights and value) of such Permitted Transferee, such Permitted Transferee shall be required to transfer such Purchased Securities or Warrant Shares to the Investor or a Permitted Transferee (or in the case of the Warrant Shares, in accordance with Section 4.3(b)) immediately; provided further that, no such Transfer shall relieve the Investor of its obligations under this Agreement. The Investor shall cause each Permitted Transferee to comply with this Agreement as applicable to it.

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(d)           Without the prior written consent of the Company, the Investor and its Permitted Transferees may not engage in any Hedging Transaction with respect to any of the Purchased Securities or Warrant Shares (but, in the case of Warrant Shares actually issued upon exercise of the Warrant, only prior to the later of (i) their issuance and (ii) the fifth anniversary of the Closing Date). “Hedging Transaction” means any short sale (whether or not against the box) or any purchase, sale or grant of any right (including any put or call option, swap or other derivative transaction whether settled in cash or securities) to obtain a “short” or “put equivalent position” with respect to the Common Stock.

(e)            On and after the five year anniversary of the Closing Date, the Investor and its Permitted Transferees may Transfer the Purchased Securities to any other person, provided that (i) the amount transferred to the transferee is at least equal to the lesser of (x) an amount of Preferred Securities having an aggregate liquidation value of at least $1,000,000,000 or (y) an amount of Purchased Securities equal to all of the Purchased Securities then owned by Investor together with its Permitted Transferees, (ii) the transfer and resulting ownership are consistent with law and regulation and (iii) the transferee agrees, on terms and in a form reasonably satisfactory to the Company, that its transfers, if any, will be subject to this Section 4.3(e), provided further that, in the case of transferees from the Investor or a Permitted Transferee pursuant to this Section 4.3(e), and any subsequent transferees the minimum transfer amount in clause (i) above shall be the lesser of (x) an amount of Purchased Securities having an aggregate liquidation value of at least $500,000,000 and (y) the aggregate amount of Purchased Securities held by such transferee.

(f)            The Purchased Securities are, and the Warrant Shares will be when issued, restricted securities under the Securities Act and may not be offered or sold except pursuant to an effective registration statement or an available exemption from registration under the Securities Act. Accordingly, the Investor shall not, directly or through others, offer or sell any Purchased Securities or any Warrant Shares except pursuant to a registration statement or pursuant to Rule 144 or another exemption from registration under the Securities Act, if available. Prior to any Transfer of Purchased Securities or Warrant Shares other than pursuant to an effective registration statement, the Investor shall notify the Company of such Transfer and the Company may require the Investor to provide, prior to such Transfer, such evidence that the Transfer will comply with the Securities Act (including written representations and an opinion of counsel) as the Company may reasonably request. The Company may impose stop-transfer instructions with respect to any securities that are to be transferred in contravention of this Agreement.

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Section 4.4.           Purchase for Investment. The Investor acknowledges that the Purchased Securities and the Warrant Shares have not been registered under the Securities Act or under any state securities laws. The Investor (i) is acquiring the Purchased Securities pursuant to an exemption from registration under the Securities Act solely for investment with no present intention to distribute them to any person in violation of the Securities Act or any applicable U.S. state securities laws, (ii) will not sell or otherwise dispose of any of the Purchased Securities or the Warrant Shares, except in compliance with the registration requirements or exemption provisions of the Securities Act and any applicable U.S. state securities laws, (iii) has such knowledge and experience in financial and business matters and in investments of this type that it is capable of evaluating the merits and risks of the Purchase and of making an informed investment decision, and has conducted a review of the business and affairs of the Company that it considers sufficient and reasonable for purposes of making the Purchase, (iv) is able to bear the economic risk of the Purchase and at the present time is able to afford a complete loss of such investment and (iv) is an “accredited investor” (as that term is defined by Rule 501 under the Securities Act).

Section 4.5.           Legend. The Investor agrees that all certificates or other instruments representing Purchased Securities and the Warrant Shares will bear a legend substantially to the following effect:

“THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS. THIS INSTRUMENT IS ISSUED PURSUANT TO AND SUBJECT TO THE RESTRICTIONS ON TRANSFER AND OTHER PROVISIONS OF A SECURITIES PURCHASE AGREEMENT, DATED APRIL 30, 2019, BETWEEN THE ISSUER OF THESE SECURITIES AND THE INVESTOR REFERRED TO THEREIN, A COPY OF WHICH IS ON FILE WITH THE ISSUER. THE SECURITIES REPRESENTED BY THIS INSTRUMENT MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH SAID AGREEMENT. ANY SALE OR OTHER TRANSFER NOT IN COMPLIANCE WITH SAID AGREEMENT WILL BE VOID.”

In the event that (i) any Purchased Securities or Warrant Shares become registered under the Securities Act or (ii) Warrant Shares are eligible to be transferred without restriction in accordance with Rule 144 under the Securities Act, the Company shall (subject to the receipt of any evidence required under Section 4.3(e)) issue new certificates or other instruments representing such Purchased Securities or Warrant Shares, which shall not contain such portion of the above legend that is no longer applicable; provided that, the Investor surrenders to the Company the previously issued certificates or other instruments.

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Section 4.6.           Information Rights. At the request of the Investor, from time to time upon reasonable notice, and subject in the case of non-public information, to the receipt by the Company of reasonable confidentiality undertakings from the Investor, the Company shall make the Chief Financial Officer of the Company available to meet with the Investor for the purpose of discussing with the Investor the financial condition, business and results of operations of the Company. This right is non-transferable and terminates on the date that the Investor and its Permitted Transferees no longer collectively hold Preferred Stock with an aggregate liquidation value of at least $1,000,000,000.

Article V
MISCELLANEOUS

Section 5.1.          Termination. This Agreement may be terminated at any time prior to the Closing:

(a)            by either the Investor or the Company if the Closing shall not have occurred by the date that is the later of (i) 12 months after the date hereof or (ii) if the Company enters into the Acquisition Agreement within such 12-month period, the outside termination date set forth in the Acquisition Agreement for the consummation of the Acquisition (the later of such dates, the “Outside Date”); provided however that, in the event the Closing has not occurred by the Outside Date, the parties will consult in good faith to determine whether to extend the term of this Agreement, it being understood that the parties shall be required to consult only until the fifth day after the Outside Date and not be under any obligation to extend the term of this Agreement; provided further that, the right to terminate this Agreement under this Section 5.1(a) shall not be available to any party whose breach of any representation or warranty or failure to perform any obligation under this Agreement shall have caused or resulted in the failure of the Closing to occur on or prior to such date; or

(b)            by either the Investor or the Company in the event that any Governmental Entity shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and nonappealable; or

(c)            by the mutual written consent of the Investor and the Company.

In the event of termination of this Agreement as provided in this Section 5.1, this Agreement shall forthwith become void and there shall be no liability on the part of either party hereto, except that nothing herein shall relieve either party from liability for any breach of this Agreement.

Section 5.2.          Tax Reporting.  The Company and the Investor shall use commercially reasonable efforts to jointly determine, following good faith negotiations (i) the Company’s treatment, for tax reporting purposes, of the Preferred Shares under the so-called “preferred stock OID rules” of Section 305 of the Internal Revenue Code of 1986, as amended, and applicable U.S. Treasury Regulations promulgated thereunder (including determining the applicability or non-applicability of such preferred stock OID rules to the Preferred Shares and, if such rules are determined to apply, the appropriate period for accruing the amount covered by such rules into income); and (ii) the proper allocation, for tax purposes, of the aggregate purchase price for the Purchased Securities between the Preferred Shares and the Warrant.  To the extent any such determination is jointly made, such determination shall be binding on the parties, except as required by applicable law.

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Section 5.3.           Amendment. No amendment of any provision of this Agreement will be effective unless made in writing and signed by an officer of a duly authorized representative of each party.

Section 5.4.          Waiver of Conditions. The conditions to each party’s obligation to consummate the Purchase are for the sole benefit of such party and may be waived by such party in such party’s sole discretion in whole or in part, but only to the extent permitted by applicable law. No waiver will be effective unless it is in a writing signed by a duly authorized officer of the waiving party that makes express reference to the provision or provisions subject to such waiver.

Section 5.5.           Counterparts and Facsimile. For the convenience of the parties hereto, this Agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement. Executed signature pages to this Agreement may be delivered by facsimile and such facsimiles will be deemed as sufficient as if actual signature pages had been delivered.

Section 5.6.           Governing Law; Submission to Jurisdiction, Etc. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State. Each of the parties hereto agrees (a) to submit to the non-exclusive personal jurisdiction of the State or Federal courts in the Borough of Manhattan, The City of New York, (b) that non-exclusive jurisdiction and venue shall lie in the State or Federal courts in the State of New York, and (c) that notice may be served upon such party at the address and in the manner set forth for such party in Section 5.7. To the extent permitted by applicable law, each of the parties hereto hereby unconditionally waives trial by jury in any legal action or proceeding relating to the Transaction Documents or the transactions contemplated hereby or thereby.

16

Section 5.7.          Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally upon confirmation of receipt, or (b) on the second business day following the date of dispatch if delivered by a nationally recognized next day courier service, in each case with a copy sent concurrently by e-mail.  All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.

If to the Investor:

Berkshire Hathaway Inc.
3555 Farnam Street
Omaha, Nebraska 68131
Attention:  Marc D. Hamburg
E-mail:  mdhamburg@BRKA.com

with a copy to (which alone shall not constitute notice):

Munger, Tolles & Olson LLP
350 South Grand Ave.
Los Angeles, California 90071
Attention:  Mark H. Kim and Judith T. Kitano
E-mail:  mark.kim@mto.com and judith.kitano@mto.com

If to the Company:

Occidental Petroleum Corporation
5 Greenway Plaza, Suite 110
Houston, Texas 77046
Attention:  Marcia E. Backus
E-mail:  Marcia_E._Backus@oxy.com

with a copy to (which copy alone shall not constitute notice):

Cravath, Swaine & Moore LLP
Worldwide Plaza
825 Eighth Avenue
New York, New York 10019
Attention:  Faiza J. Saeed and Andrew J. Pitts
E-mail:  fsaeed@cravath.com / apitts@cravath.com

Section 5.8.          Entire Agreement, Etc. This Agreement (including the Annexes hereto) and the other Transaction Documents constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter hereof and thereof.

Section 5.9.          Definitions of “subsidiary” and “Affiliate”. (a) When a reference is made in this Agreement to a subsidiary of a person, the term “subsidiary” means those entities of which such person owns or controls more than 50% of the outstanding equity securities either directly or through an unbroken chain of entities as to each of which more than 50% of the outstanding equity securities is owned directly or indirectly by its parent.

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(a)            The term “Affiliate” means, with respect to any person, any person directly or indirectly controlling, controlled by or under common control with, such other person. For purposes of this definition, “control” when used with respect to any person, means the possession, directly or indirectly, of the power to cause the direction of management and/or policies of such person, whether through the ownership of voting securities by contract or otherwise.

Section 5.10.       Assignment. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any party hereto without the prior written consent of the other parties, and any attempt to assign any right, remedy, obligation or liability hereunder without such consent shall be void, except (i) an assignment, in the case of a merger or consolidation where such party is not the surviving entity, or a sale of substantially all of its assets, to the entity which is the survivor of such merger or consolidation or the purchaser in such sale or (ii) an assignment by Investor, upon one business day’s notice to the Company, of any or all of its rights hereunder (including under any other Transaction Document) to one or more Permitted Transferees prior to the Closing subject to the requirements and conditions set forth in Section 4.3(c) for a transfer of Purchased Securities and applicable requirements and conditions in the other Transaction Documents. The actions of Investor and/or any Permitted Transferee shall be aggregated for purposes of all thresholds and limitations herein and in the Registration Rights Agreement to the extent (i) Investor transfers any or all of its rights hereunder to any Permitted Transferee prior to the Closing and/or (ii) Investor or any Permitted Transferee transfers any Purchased Securities to any Permitted Transferee following the Closing.

Section 5.11.       Severability. If any provision of this Agreement or a Transaction Document, or the application thereof to any person or circumstance, is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

Section 5.12.       No Third Party Beneficiaries. Nothing contained in this Agreement, expressed or implied, is intended to confer upon any person or entity other than the Company and the Investor (and any subsidiary of the Investor or Permitted Transferee to which an assignment is made in accordance with this Agreement), any benefits, rights, or remedies.

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Section 5.13.      Specific Enforcement. Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement or the other Transaction Documents, the non-breaching party would be irreparably harmed and could not be made whole by monetary damages. It is accordingly agreed that the parties hereto will waive the defense in any action for specific performance that a remedy at law would be adequate and that the parties hereto, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement or the other Transaction Documents to enforce specifically the terms and provisions hereof without the necessity of proving actual damage or securing or posting any bond or providing prior notice.

* * *

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IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first herein above written.

OCCIDENTAL PETROLEUM CORPORATION

By:	/s/ Oscar K. Brown
	Name:	Oscar K. Brown
	Title:	SVP

BERKSHIRE HATHAWAY INC.

By:	/s/ Marc D. Hamburg
	Name:	Marc D. Hamburg
	Title:	Senior Vice President & CFO

Annex A

Form of Certificate of Designations

(See attached)

FORM OF
CERTIFICATE OF DESIGNATIONS
OF
CUMULATIVE PERPETUAL PREFERRED STOCK, SERIES A
OF
OCCIDENTAL PETROLEUM CORPORATION

OCCIDENTAL PETROLEUM CORPORATION, a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), in accordance with the provisions of Sections 103 and 151 thereof, DOES HEREBY CERTIFY:

The board of directors of the Corporation (the “Board of Directors”), in accordance with the provisions of the restated certificate of incorporation of the Corporation, as amended, and applicable law, at a meeting duly called and held on [___], 20[__] adopted the following resolution creating a series of 100,000 shares of Preferred Stock of the Corporation designated as “Cumulative Perpetual Preferred Stock, Series A”.

RESOLVED, that pursuant to the authority vested in the Board of Directors, the provisions of the amended and restated certificate of incorporation of the Corporation and applicable law, a series of Preferred Stock, par value $1.00 per share, of the Corporation be and hereby is created, and that the designation and number of shares of such series, and the relative powers, preferences, rights, qualifications, limitations and restrictions of the shares of such series, are as follows:

Section 1.              Designation.  The distinctive serial designation of such series of Preferred Stock is “Cumulative Perpetual Preferred Stock, Series A” (“Series A”).  Each share of Series A shall be identical in all respects to every other share of Series A.

Section 2.              Number of Shares.  The authorized number of shares of Series A shall be 100,000.  Shares of Series A that are redeemed, purchased or otherwise acquired by the Corporation shall revert to authorized but unissued shares of Preferred Stock (provided that, subject to receipt of any consents required by Section 8 below, any such shares of Series A may be reissued only as shares of any hereafter designated series other than Series A).

Section 3.              Definitions.  As used herein with respect to Series A:

(a)            “Bylaws” means the bylaws of the Corporation, as they may be amended from time to time.

(b)            “Business Day” means a day that is a Monday, Tuesday, Wednesday, Thursday or Friday and is not a day on which banking institutions in New York City generally are authorized or obligated by law, regulation or executive order to close.

(c)            “Certificate of Designations” means this Certificate of Designations relating to the Series A, as it may be amended from time to time.

(d)            “Certification of Incorporation” shall mean the restated certificate of incorporation of the Corporation, as it may be amended from time to time, and shall include this Certificate of Designations.

(e)            “Common Stock” means the common stock, par value $0.20 per share, of the Corporation.

(f)            “Junior Stock” means the Common Stock and any other class or series of stock of the Corporation (other than Series A) that ranks junior to Series A either or both as to the payment of dividends and/or as to the distribution of assets on any liquidation, dissolution or winding up of the Corporation.

(g)            “Original Issue Date” means [_______], 20[__].

(h)            “Parity Stock” means any class or series of stock of the Corporation (other than Series A) that ranks equally with Series A both in the payment of dividends and in the distribution of assets on any liquidation, dissolution or winding up of the Corporation (in each case without regard to whether dividends accrue on a cumulative or non-cumulative basis).

(i)            “Preferred Stock” means any and all series of preferred stock of the Corporation, including the Series A.

Section 4.              Dividends.

(a)            Rate.  Holders of Series A shall be entitled to receive, on each share of Series A, out of funds legally available for the payment of dividends under Delaware law, cumulative dividends with respect to each Dividend Period (as defined below) at a per annum rate of 8% (as such may be adjusted pursuant to this Section 4(a), the “Dividend Rate”) on (i) the amount of $100,000 per share of Series A and (ii) the amount of accrued and unpaid dividends on such share of Series A, if any (giving effect to (A) any dividends paid through the Dividend Payment Date (as defined below) that begins such Dividend Period (other than the initial Dividend Period) and (B) any dividends (including dividends thereon at a per annum rate equal to the Dividend Rate to the date of payment) paid during such Dividend Period); provided that if (x), on any Dividend Payment Date, the holder of record (for such Dividend Payment Date) of a share of Series A shall not have received the full amount of any dividend required to be paid on such share on such Dividend Payment Date pursuant to this Section 4(a), or (y) the Corporation shall not have paid in full the redemption price required to be paid by it pursuant to Section 6, then the Dividend Rate shall automatically be at a per annum rate of 9% (A) in the case of clause (x), with respect to the Dividend Period for which the full amount of any dividend required to be paid on such share on such Dividend Payment Date pursuant to this Section 4(a) was not made and for all Dividend Periods thereafter and (B), in the case of clause (y), from and after the required date of such payment.  Dividends shall begin to accrue and be cumulative from the Original Issue Date, shall compound on each Dividend Payment Date (i.e., no dividends shall accrue on other dividends unless and until the first Dividend Payment Date for such other dividends has passed without such other dividends having been paid on such date) and shall be payable in arrears (as provided below in this Section 4(a)), but only when, as and if declared by the Board of Directors (or a duly authorized committee of the Board of Directors) on each January 15, April 15, July 15 and October 15 (each, a “Dividend Payment Date”), commencing on [___], 20[__]; provided that if any such Dividend Payment Date would otherwise occur on a day that is not a Business Day, such Dividend Payment Date shall instead be (and any dividend payable on Series A on such Dividend Payment Date shall instead be payable on) the immediately succeeding Business Day.  Dividends payable on the Series A in respect of any Dividend Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months.  The amount of dividends payable on the Series A on any date prior to the end of a Dividend Period, and for the initial Dividend Period, shall be computed on the basis of a 360-day year consisting of twelve 30-day months, and actual days elapsed over a 30-day month.

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Dividends that are payable on Series A on any Dividend Payment Date will be payable to holders of record of Series A as they appear on the stock register of the Corporation on the applicable record date, which shall be the 15th calendar day before such Dividend Payment Date (as originally scheduled) or such other record date fixed by the Board of Directors (or a duly authorized committee of the Board of Directors) that is not more than 60 nor less than 10 days prior to such Dividend Payment Date (each, a “Dividend Record Date”).  Any such day that is a Dividend Record Date shall be a Dividend Record Date whether or not such day is a Business Day.

Dividends payable on the Series A are payable in cash; provided that regular dividends paid on a Dividend Payment Date may be paid in shares of Common Stock or a combination of cash and shares of Common Stock if (i) at the time of the declaration of such dividend, the Corporation shall determine the extent to which such dividend will be paid in shares of Common Stock (and shall not have later revoked or revised such determination); and (ii) the Corporation first (A) delivers written notice to each record holder of shares of Series A prior to the record date for such dividend of the amount of the dividend that the Corporation intends to pay in shares of Common Stock, and (B) shall have received written confirmation from each holder of shares of Series A that either (1) all applicable Regulatory Approvals required in connection with such holder’s acquisition of such shares of Common Stock upon payment of the dividend amount proposed to be paid in shares of Common Stock have been obtained, or (2) such holder is acquiring such shares of Common Stock in reliance upon an application exemption of the rules promulgated under the HSR Act; provided that if any shares of Common Stock to be paid by the Corporation would at the time of such payment be “restricted securities” within the meaning of Rule 144(a)(3) of the U.S. Securities Act of 1933, as amended, then the Corporation will make such dividend payment in shares of Common Stock only if resales thereof in the United States are covered by an effective registration statement and such shares of Common Stock are listed on the New York Stock Exchange or, if the principal stock exchange on which the Common Stock is then listed is the Nasdaq Stock Market, the Nasdaq Stock Market (or, if the Common Stock is then listed on both the New York Stock Exchange and the Nasdaq Stock Market (and such listings were done with the cooperation of the Corporation), both such exchanges).  Any shares of Common Stock so issued shall be valued for purposes of this Section 4(a) at 90% of the average of the VWAP per Common Share over each of the ten (10) consecutive Trading Days commencing on the Trading Day immediately following the date on which the applicable dividend is declared.

3

“Market Disruption Event” means any of the following events:

(i) any suspension of, or limitation imposed on, trading of Common Stock by the Relevant Exchange during any period or periods aggregating one half-hour or longer during the regular trading session on the relevant day, whether by reason of movements in price exceeding limits permitted by the Relevant Exchange as to securities generally, or otherwise relating to the Common Stock or options contracts relating to the Common Stock on the Relevant Exchange; or

(ii) any event that disrupts or impairs (as determined by the Corporation in its reasonable discretion) the ability of market participants during any period or periods aggregating one half-hour or longer during the regular trading session on the relevant day in general to effect transactions in, or obtain market values for, the Common Stock on the Relevant Exchange or to effect transactions in, or obtain market values for, options contracts relating to the Common Stock on the Relevant Exchange.

“Regulatory Approvals” means, to the extent applicable and required to permit the Corporation to pay dividends on the Series A in shares of Common Stock and for the applicable holder of shares of Series A to own such shares of Common Stock without such holder (or any direct or indirect affiliate or parent entity of such holder) being in violation of applicable law, rule or regulation, the receipt of any necessary approvals and authorizations of, filings and registrations with, notifications to, or expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or any successor statute, and the rules and regulations promulgated thereunder (the “HSR Act”).

“Relevant Exchange” means the New York Stock Exchange or the principal U.S. national or regional securities exchange (which, for the avoidance of doubt, may include the Nasdaq Stock Market) on which the Common Stock is listed or quoted, or if the Common Stock is not listed or quoted on any such exchange, Pink Sheets LLC or similar U.S. over-the-counter organization on which the Common Stock is listed or quoted in dollars.

“VWAP per Common Share” on any Trading Day means the per share volume-weighted average price of the Common Stock as displayed under the heading Bloomberg VWAP on Bloomberg (or, if Bloomberg ceases to publish such price, any successor service reasonably chosen by the Corporation) page QSR-W US Equity VWAP (or its equivalent successor if such page is not available) in respect of the period from the open of trading on the relevant Trading Day until the close of trading on such Trading Day (or if such volume-weighted average price is unavailable, the market price of one share of the Common Stock on such Trading Day determined, using a volume-weighted average method, by a nationally recognized investment banking firm (unaffiliated with the Corporation) retained for this purpose by the Corporation).

“Trading Day” means a Business Day on which the Relevant Exchange is scheduled to be open for business and on which there has not occurred a Market Disruption Event.

Each dividend period (a “Dividend Period”) shall commence on and include a Dividend Payment Date (other than the initial Dividend Period, which shall commence on and include the Original Issue Date) and shall end on and include the calendar day next preceding the next Dividend Payment Date.  Dividends payable in respect of a Dividend Period shall be payable in arrears on the first Dividend Payment Date after such Dividend Period.

4

Holders of Series A shall not be entitled to any dividends, whether payable in cash, securities or other property, other than dividends (if any) declared and payable on the Series A as specified in this Section 4 (subject to the other provisions of this Certificate of Designations).

(b)            Priority of Dividends.  So long as any share of Series A remains outstanding, no dividend shall be declared or paid on the Common Stock or any other shares of Junior Stock (other than a dividend payable solely in Junior Stock), and no Common Stock, Junior Stock or Parity Stock shall be purchased, redeemed or otherwise acquired for consideration by the Corporation, directly or indirectly during a Dividend Period, unless (x) all accrued and unpaid dividends for all past Dividend Periods, including the latest completed Dividend Period (including, if applicable as provided in Section 4(a) above, dividends on such amount), on all outstanding shares of Series A have been or are contemporaneously declared and paid in full (or declared and a sum sufficient for the payment thereof has been set aside for the benefit of the holders of shares of Series A on the applicable record date) and (y) the Corporation shall have paid or shall contemporaneously pay in full any portion of the redemption price required to be paid by it pursuant to Section 6 that is unpaid at such time.  The foregoing provision shall not apply to redemptions, purchases or other acquisitions of shares of Common Stock in connection with the cashless exercises and similar actions under any employee benefit plan in the ordinary course of business and consistent with past practice prior to the Original Issuance Date.

When dividends are not paid (or declared and a sum sufficient for payment thereof set aside for the benefit of the holders thereof on the applicable record date) on any Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within a Dividend Period related to such Dividend Payment Date) in full upon the Series A and any shares of Parity Stock, all dividends declared on the Series A and all such Parity Stock and payable on such Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the Dividend Period related to such Dividend Payment Date) shall be declared pro rata so that the respective amounts of such dividends declared shall bear the same ratio to each other as all accrued and unpaid dividends per share on the Series A (including, if applicable as provided in Section 4(a) above, dividends on such amount) and all Parity Stock payable on such Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the Dividend Period related to such Dividend Payment Date) bear to each other.

Subject to the foregoing, such dividends (payable in cash, securities or other property) as may be determined by the Board of Directors (or a duly authorized committee of the Board of Directors) may be declared and paid on any securities of the Corporation (other than Series A), including Common Stock and other Junior Stock, from time to time out of any funds legally available for such payment, and the Series A shall not be entitled to participate in any such dividends.

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Section 5.              Liquidation Rights.

(a)            Voluntary or Involuntary Liquidation.  In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, holders of Series A shall be entitled to receive for each share of Series A, out of the assets of the Corporation or proceeds thereof (whether capital or surplus) available for distribution to stockholders of the Corporation, and after satisfaction of all liabilities and obligations to creditors of the Corporation, before any distribution of such assets or proceeds is made to or set aside for the holders of Common Stock and any other stock of the Corporation ranking junior to the Series A as to such distribution, payment in full in an amount equal to the sum of (i) $105,000 per share and (ii) the accrued and unpaid dividends thereon (including, if applicable as provided in Section 4(a) above, dividends on such amount), whether or not declared, to the date of payment.  Furthermore, without limiting in any way the obligation of the Corporation to make the payments specified in the immediately preceding sentence, in connection with the payment of the amounts specified in clause (ii) of the immediately preceding sentence, the Corporation shall use its reasonable best efforts to ensure that, immediately prior to any such liquidation, dissolution or winding up, the Corporation shall declare and pay any accrued and unpaid dividends (including, if applicable as provided in Section 4(a) above, dividends on such amount) outstanding as of such time.

(b)            Partial Payment.  If in any distribution described in Section 5(a) above the assets of the Corporation or proceeds thereof are not sufficient to pay the Liquidation Preferences (as defined below) in full to all holders of Series A and all holders of any stock of the Corporation ranking equally with the Series A as to such distribution, the amounts paid to the holders of Series A and to the holders of all such other stock shall be paid pro rata in accordance with the respective aggregate Liquidation Preferences of the holders of Series A and the holders of all such other stock.  In any such distribution, the “Liquidation Preference” of any holder of stock of the Corporation shall mean the amount otherwise payable to such holder in such distribution (assuming no limitation on the assets of the Corporation available for such distribution), including an amount equal to any declared but unpaid dividends (and, in the case of any holder of stock, including the Series A, on which dividends accrue on a cumulative basis, an amount equal to any accrued and unpaid dividends (including, if applicable, dividends on such amount), whether or not declared, as applicable), provided that the Liquidation Preference for any share of Series A shall be determined in accordance with Section 5(a) above.

(c)            Residual Distributions.  If the Liquidation Preference has been paid in full to all holders of Series A, the holders of other stock of the Corporation shall be entitled to receive all remaining assets of the Corporation (or proceeds thereof) according to their respective rights and preferences.

(d)            Merger, Consolidation and Sale of Assets Not Liquidation.  For purposes of this Section 5, the merger or consolidation of the Corporation with any other corporation or other entity, including a merger or consolidation in which the holders of Series A receive cash, securities or other property for their shares, or the sale, lease or exchange (for cash, securities or other property) of all or substantially all of the assets of the Corporation, shall not constitute a liquidation, dissolution or winding up of the Corporation.

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Section 6.             Redemption.

(a)            Optional Redemption.  The Corporation may not redeem at its option the Series A prior to [________].1  On or after [_____], the Corporation, at its option, may redeem, in whole at any time or in part from time to time, the shares of Series A at the time outstanding, upon notice given as provided in Section 6(d) below, at a redemption price equal to the sum of (i) $105,000 per share and (ii) the accrued and unpaid dividends thereon (including, if applicable as provided in Section 4(a) above, dividends on such amount), whether or not declared, to the redemption date.  Without limiting in any way the obligation of the Corporation to make the payments specified in the immediately preceding sentence, in connection with the payment of the amounts specified in clause (ii) of the immediately preceding sentence, the Corporation shall use its reasonable best efforts to ensure that, immediately prior to any such redemption, the Corporation shall declare and pay any accrued and unpaid dividends (including, if applicable as provided in Section 4(a) above, dividends on such amount) outstanding as of such time.  The minimum number of shares of Series A redeemable pursuant to this Section 6(a) at any time is the lesser of (x) 10,000 shares of Series A and (y) the number of shares of Series A outstanding.

(b)            Excess Equity Distribution Redemption.  On the Effective Date of any Designated Stock Distribution, if the Per Share Distribution Amount for such Designated Stock Distribution, when aggregated with the Per Share Distribution Amount for all prior Designated Stock Distributions with an Effective Date during the preceding twelve month period, exceeds $4.00 (subject to appropriate adjustment for any stock dividend, stock split, reverse stock split, combination or similar event affecting Common Stock), the Corporation shall redeem shares of Series A at the EED Redemption Price, and the number of outstanding shares of Series A (rounded down to the nearest whole share) to be redeemed shall be equal to (x) the Aggregate Excess Distribution Amount for such Designated Stock Distribution divided by (y) the EED Redemption Price.

“Aggregate Excess Distribution Amount” means, with respect to any Designated Stock Distribution, the Excess Per Share Amount for such Designated Stock Distribution multiplied by (i) with respect to any Pro Rata Common Stock Distribution, the number of shares of Common Stock outstanding on the Applicable Distribution Date for such Pro Rata Common Stock Distribution (excluding treasury shares), or (ii) with respect to any Other Stock Distribution, the number of shares of Common Stock outstanding on the Applicable Distribution Date for such Other Stock Distribution (excluding treasury shares) immediately prior to giving effect to such Other Stock Distribution.

“Applicable Distribution Date” means (i) with respect to any Pro Rata Common Stock Distribution, the record date for the payment of such Pro Rata Common Stock Distribution (provided, if there is no record date for such Pro Rata Common Stock Distribution, then the Applicable Distribution Date shall be the payment date) or (ii) with respect to any Other Stock Distribution, the payment date or transfer date therefor.

“EED Redemption Price” means the sum of (i) $110,000 per share, plus (ii) the accrued and unpaid dividends thereon (including, if applicable as provided in Section 4(a), dividends on such amount), whether or not declared, to the redemption date.

1 NTD: To be 10th anniversary of Original Issue Date.

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“Effective Date” means, for any Designated Stock Distribution, the payment or distribution date or other date that value is given by the by the Corporation or any of its subsidiaries for or with respect to any Junior Stock or Disqualified Parity Stock of the Corporation.

“Excess Per Share Amount” means, with respect to a Designated Stock Distribution the portion of the Per Share Distribution Amount (including up to all of the Per Share Distribution Amount) for such Designated Stock Distribution that, when aggregated with the Per Share Distribution Amount for all prior Designated Stock Distributions with an Effective Date during the preceding twelve month period, exceeds $4.00 (subject to appropriate adjustment for any stock dividend, stock split, reverse stock split, combination or similar event affecting Common Stock).

“Designated Stock Distribution” means (i) any Pro Rata Common Stock Distribution, or (ii) any Other Stock Distribution.

“Other Stock Distribution” means (i) any purchase, redemption or other acquisition or retirement for value of any Junior Stock or Disqualified Parity Stock by the Corporation or any of its subsidiaries, (ii) any dividend or distribution on or with respect to Common Stock by the Corporation on any basis other than pro rata to all holders of Common Stock, or (iii) any dividend or distribution on or with respect to Other Junior Stock or Disqualified Parity Stock by the Corporation.

“Other Junior Stock” means all Junior Stock other than Common Stock.

“Disqualified Parity Stock” means Parity Stock the issuance of which has not been approved by the holders of at least 50.1% of the shares of Series A outstanding at the time of issuance of such Parity Stock.

“Per Share Distribution Amount” means (i) with respect to any Pro Rata Common Stock Distribution, the amount of the cash payment per share of Common Stock, if paid in cash, or  the Value of the dividend or distribution made per share of Common Stock, if made other than in cash, or (ii) with respect to any Other Stock Distribution, (x) the aggregate amount of cash paid by the Corporation to all holders of Junior Stock (other than the Corporation) or Disqualified Parity Stock (other than the Corporation) in connection therewith (or the aggregate Value, if made other than in cash) divided by (y) the number of shares of Common Stock outstanding on the Applicable Distribution Date (other than treasury shares) immediately prior to giving effect to such Other Stock Distribution.

“Pro Rata Common Stock Distribution” means any dividend or distribution on or with respect to Common Stock (other than solely in shares of such Common Stock) by the Corporation made on a pro rata basis to all holders of Common Stock.

“Value” means, with respect to any security or other property, the fair market value of such security or other property as determined by the Board of Directors of the Corporation, acting in good faith.

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(c)            Payment of Redemption Price.  The redemption price for any shares of Series A shall be payable in cash on the redemption date to the holder of such shares against surrender of the certificate(s) evidencing such shares to the Corporation or its agent.  Any declared but unpaid dividends payable on a redemption date that occurs subsequent to the Dividend Record Date for a Dividend Period shall not be paid to the holder entitled to receive the redemption price on the redemption date, but rather shall be paid to the holder of record of the redeemed shares on such Dividend Record Date relating to the Dividend Payment Date as provided in Section 4 above.

(d)            Notice of Redemption.  Notice of every redemption of shares of Series A shall be given by first class mail, postage prepaid, addressed to the holders of record of the shares to be redeemed at their respective last addresses appearing on the books of the Corporation.  Such mailing shall be at least 30 days and not more than 60 days before the date fixed for redemption.  Any notice mailed as provided in this Subsection shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, but failure duly to give such notice by mail, or any defect in such notice or in the mailing thereof, to any holder of shares of Series A designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series A.  Notwithstanding the foregoing, if the Series A are issued in book-entry form through The Depository Trust Company or any other similar facility, notice of redemption may be given to the holders of Series A at such time and in any manner permitted by such facility.  Each notice of redemption given to a holder shall state:  (1) the redemption date; (2) the number of shares of Series A to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the redemption price; and (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price.  Notwithstanding anything to the contrary herein, upon receipt of any notice of redemption hereunder, the holder of any share of Series A outstanding at such time shall have five (5) Business Days to deliver to the Corporation written notice of its election to pay some or all of the applicable exercise price with respect to an exercise, in whole or in part, of such holder’s rights under any warrant to purchase Common Stock of the Corporation originally issued by the Corporation in connection with the issuance of the Series A by means of a surrender to the Corporation of shares of the Series A in accordance with the terms and conditions hereof and of any such warrant, and the Corporation’s right pursuant to Section 6(a) to redeem the shares of Series A specified in such notice of redemption shall be (x) tolled during such five (5) Business Day period and (y) if the holder so elects to exercise such warrant and surrender such shares of Series A, in whole or in part, automatically terminated only with respect to such shares of Series A to be so surrendered.

(e)            Partial Redemption.  In case of any redemption of part of the shares of Series A at the time outstanding, the shares to be redeemed shall be selected either pro rata or in such other manner as the Corporation may determine to be fair and equitable.  Subject to the provisions hereof, the Corporation shall have full power and authority to prescribe the terms and conditions upon which shares of Series A shall be redeemed from time to time.  If fewer than all the shares represented by any certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without charge to the holder thereof.

(f)            Effectiveness of Redemption.  If notice of redemption has been duly given and if on or before the redemption date specified in the notice all funds necessary for the redemption have been deposited by the Corporation, in trust for the pro rata benefit of the holders of the shares called for redemption, with a bank or trust company doing business in the Borough of Manhattan, The City of New York, and having a capital and surplus of at least $50 million and selected by the Board of Directors, so as to be and continue to be available solely therefor, then, notwithstanding that any certificate for any share so called for redemption has not been surrendered for cancellation, on and after the redemption date dividends shall cease to accrue on all shares so called for redemption, all shares so called for redemption shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable on such redemption from such bank or trust company, without interest.  Any funds unclaimed at the end of three years from the redemption date shall, to the extent permitted by law, be released to the Corporation, after which time the holders of the shares so called for redemption shall look only to the Corporation for payment of the redemption price of such shares.

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Section 7.             Conversion.  Holders of Series A shares shall have no right to exchange or convert such shares into any other securities, except in connection with the surrender to the Corporation of shares of the Series A to satisfy any portion of the applicable exercise price with respect to an exercise, in whole or in part, of any warrant to purchase Common Stock of the Corporation issued in connection with the original issuance of the Series A by the Corporation.

Section 8.              Voting Rights.

(a)            General.  The holders of Series A shall not have any voting rights except as set forth below or as otherwise from time to time required by law.

(b)            Reserved.

(c)            Series A Voting Rights.  In addition to any other vote or consent of stockholders required by law, so long as any shares of Series A are outstanding, the vote or consent of the holders of at least 50.1% of the shares of Series A at the time outstanding, voting in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any of the following, whether by merger, consolidation or otherwise, and any of the following taken, whether by merger, consolidation or otherwise, without such consent or vote shall be null and void ab initio, and of no force or effect:

(i)                Authorization or Issuance of Senior Stock.  Any amendment or alteration of the Certificate of Incorporation to (A) authorize or create, or increase the authorized amount of, any shares of any class or series of capital stock of the Corporation, or any issuance of any shares of any class or series of capital stock of the Corporation (or any securities convertible into any such capital stock), in each case, ranking senior to the Series A with respect to either or both the payment of dividends and/or the distribution of assets on any liquidation, dissolution or winding up of the Corporation or (B) increase the authorized amount of Series A, or any issuance of Series A (or any securities convertible into Series A);

(ii)             Amendment of Series A.  Any amendment, alteration or repeal of any provision of the Certificate of Incorporation or the Bylaws so as to affect or change the rights, preferences, privileges or powers of the Series A; or

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(iii)            Share Exchanges, Reclassifications, Mergers and Consolidations.  Any consummation of a binding share exchange or reclassification involving the Series A, or of a merger or consolidation of the Corporation with another corporation or other entity, unless in each case, as a result thereof, (x) the shares of Series A remain outstanding or, in the case of any such merger or consolidation with respect to which the Corporation is not the surviving or resulting entity, are converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent, (y) such shares remaining outstanding or such preference securities, as the case may be, have such rights, preferences, privileges and powers, and limitations and restrictions thereof as are substantially identical to the rights, preferences, privileges and powers, and limitations and restrictions of the Series A immediately prior to such consummation; and (z) there is no other class or series of capital stock of the Corporation (or any securities convertible into any such capital stock) outstanding that would require the approval of holders of Series A as provided in this Section 8(c) if the same were to be issued by the Corporation on the date of consummation of such exchange, reclassification, merger or consolidation (provided, that if pursuant to such transaction the holders of Series A hold preference securities in a surviving or resulting entity or its ultimate parent, the capital stock of such entity or its ultimate parent, as the case may be, shall comply with the requirements of this clause (z)).

(d)            Changes after Provision for Redemption.  No vote or consent of the holders of Series A shall be required pursuant to Section 8(c) above if, at or prior to the time when any such vote or consent would otherwise be required pursuant to such Section, all outstanding shares of Series A shall have been redeemed, or shall have been called for redemption upon proper notice and sufficient funds shall have been deposited in trust for such redemption, in each case pursuant to Section 6 above.

(e)            Procedures for Voting and Consents.  The rules and procedures for calling and conducting any meeting of the holders of Series A (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other aspect or matter with regard to such a meeting or such consents shall be governed by any rules of the Board of Directors (or a duly authorized committee of the Board of Directors), in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Certificate of Incorporation, the Bylaws, and applicable law and the rules of any national securities exchange or other trading facility on which the Series A is listed or traded at the time.

Section 9.             Record Holders.  To the fullest extent permitted by applicable law, the Corporation and the transfer agent for the Series A may deem and treat the record holder of any share of Series A as the true and lawful owner thereof for all purposes, and neither the Corporation nor such transfer agent shall be affected by any notice to the contrary.

Section 10.          Notices.  All notices or communications in respect of Series A shall be sufficiently given if given in writing and delivered in person or by first class mail, postage prepaid, or if given in such other manner as may be permitted in this Certificate of Designations, in the Certificate of Incorporation or Bylaws or by applicable law.  Notwithstanding the foregoing, if the Series A are issued in book-entry form through The Depository Trust Company or any similar facility, such notices may be given to the holders of Series A in any manner permitted by such facility.

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Section 11.          No Preemptive Rights.  No share of Series A shall have any rights of preemption whatsoever as to any securities of the Corporation, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated, issued or granted.

Section 12.          Replacement Certificates.  The Corporation shall replace any mutilated certificate at the holder’s expense upon surrender of that certificate to the Corporation.  The Corporation shall replace certificates that become destroyed, stolen or lost at the holder’s expense upon delivery to the Corporation of reasonably satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be reasonably required by the Corporation.

Section 13.         Withholding.   The Corporation and its paying agent shall be entitled to (i) make payments to any applicable tax authority of any withholding taxes imposed under applicable law on any payments, distributions, deemed distributions and accruals made or arising with respect to the Series A and (ii) fund such payments by withholding amounts otherwise payable to holders or by withholding or selling Common Stock otherwise transferable to holders; provided, however, that the Corporation shall (A) use commercially reasonable efforts to provide to holders five (5) Business Days’ notice of the Corporation’s or its paying agent’s intention to make any such withholding and, in reasonable detail, the authority and method of calculation for the proposed withholding in order for holders to obtain a reduction of, or relief from, such withholding from the applicable tax authority, and (B) the Corporation shall consider in good faith any objections from any holder to any such withholding and shall cooperate with such holder in any efforts by such holder to obtain any reduction of, or relief from, such withholding (including by executing and filing any forms or certificates reasonably required to claim an available reduced rate of, or exemption from, any such withholding). Any amounts paid to an applicable tax authority pursuant to the provisions of this Section shall be treated as received by the holders with respect to whom the withholding taxes were paid for all purposes of this Certificate of Designations.

Section 14.          Surrender Rights.  In connection with the exercise of any rights under any warrant to purchase Common Stock of the Corporation issued in connection with the original issuance of the Series A, a holder of shares of Series A shall have the right to pay some or all of the applicable exercise price with respect to an exercise, in whole or in part, of such holder’s rights under any such warrant by means of a surrender to the Corporation of the applicable amount shares of the Series A.

Section 15.         Other Rights.  The shares of Series A shall not have any rights, preferences, privileges or voting powers or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Certificate of Incorporation or as provided by applicable law.

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In Witness Whereof, OCCIDENTAL PETROLEUM CORPORATION has caused this certificate to be signed by its duly authorized officer this [___] day of [___], 20[___].

OCCIDENTAL PETROLEUM CORPORATION

By:
Name:
Title:

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Annex B

Form of Warrant

(See attached)

[FORM OF WARRANT TO PURCHASE COMMON STOCK]

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.

THIS INSTRUMENT IS ISSUED PURSUANT TO AND SUBJECT TO THE RESTRICTIONS ON TRANSFER AND OTHER PROVISIONS OF A SECURITIES PURCHASE AGREEMENT, DATED AS OF APRIL 30, 2019, BY AND BETWEEN THE ISSUER OF THESE SECURITIES AND THE INVESTOR REFERRED TO THEREIN, A COPY OF WHICH IS ON FILE WITH THE ISSUER.  THE SECURITIES REPRESENTED BY THIS INSTRUMENT MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH SAID AGREEMENT.  ANY SALE OR OTHER TRANSFER NOT IN COMPLIANCE WITH SAID AGREEMENT WILL BE VOID.

WARRANT No. [●]
to purchase
80,000,000
Shares of Common Stock
OCCIDENTAL PETROLEUM CORPORATION
a Delaware Corporation

Issue Date:  [●], 2019

1.            Definitions.  Unless the context otherwise requires, when used herein the following terms shall have the meanings indicated.

“Affiliate” has the meaning ascribed to it in the Purchase Agreement.

              “Appraisal Procedure” means a procedure whereby two independent appraisers, one chosen by the Corporation and one by the Warrantholder (or if there is more than one Warrantholder, a majority in interest of Warrantholders), shall mutually agree upon the determinations then the subject of appraisal.  Each party shall deliver a notice to the other appointing its appraiser within 15 days after the Appraisal Procedure is invoked.  If within 30 days after appointment of the two appraisers they are unable to agree upon the amount in question, a third independent appraiser shall be chosen within 10 days thereafter by the mutual agreement of such first two appraisers or, if such two first appraisers fail to agree upon the appointment of a third appraiser, such appointment shall be made by the American Arbitration Association, or any organization successor thereto, from a panel of arbitrators having experience in appraisal of the subject matter to be appraised.  The decision of the third appraiser so appointed and chosen shall be given within 30 days after the selection of such third appraiser.  If three appraisers shall be appointed and the determination of one appraiser is disparate from the middle determination by more than twice the amount by which the other determination is disparate from the middle determination, then the determination of such appraiser shall be excluded, the remaining two determinations shall be averaged and such average shall be binding and conclusive upon the Corporation and the Warrantholder; otherwise, the average of all three determinations shall be binding upon the Corporation and the Warrantholder.  The costs of conducting any Appraisal Procedure shall be borne equally by the Corporation and the Warrantholder.

“Acquisition” has the meaning ascribed to it in the Purchase Agreement.

“Board of Directors” means the board of directors of the Corporation, including any duly authorized committee thereof.

“Business Combination” means a merger, consolidation, statutory share exchange or similar transaction that requires the approval of the Corporation’s stockholders.

“business day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.

“Capital Stock” means (A) with respect to any Person that is a corporation or company, any and all shares, interests, participations or other equivalents (however designated) of capital or capital stock of such Person and (B) with respect to any Person that is not a corporation or company, any and all partnership or other equity interests of such Person.

“Charter Amendment Approval” has the meaning ascribed to it in the Purchase Agreement.

“Common Stock” means the Corporation’s Common Stock, $0.20 par value per share.

“conversion” has the meaning set forth in Section 13(B).

“convertible securities” has the meaning set forth in Section 13(B).

“Corporation” means Occidental Petroleum Corporation, a Delaware corporation.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Exercise Price” means $62.50 (as such price may be adjusted from time to time pursuant to Section 13 hereof).

“Expiration Date” means the one-year anniversary of the first date on which no shares of Preferred Stock issued pursuant to the Purchase Agreement remain outstanding.

“Fair Market Value” means, with respect to any security or other property, the fair market value of such security or other property as determined by the Board of Directors, acting in good faith.  If the Warrantholder objects in writing to the Board of Directors’ calculation of fair market value within 10 days of receipt of written notice thereof and the Warrantholder and the Corporation are unable to agree on fair market value during the 10-day period following the delivery of the Warrantholder’s objection, the Appraisal Procedure may be invoked by either party to determine Fair Market Value by delivering written notification thereof not later than the 30th day after delivery of the Warrantholder’s objection.

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“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Initial Number” has the meaning set forth in Section 13(B)(i).

“Market Price” means, with respect to the Common Stock, on any given day, the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, of the shares of the Common Stock on the New York Stock Exchange on such day.  If the Common Stock is not listed on the New York Stock Exchange on any date of determination, the Market Price of the Common Stock on such date of determination means the closing sale price as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal U.S. national or regional securities exchange on which the Common Stock is so listed or quoted, or if the Common Stock is not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price for the Common Stock in the over-the-counter market as reported by Pink Sheets LLC or a similar organization, or, if that bid price is not available, the Market Price of the Common Stock on that date shall mean the Fair Market Value per share as determined by the Board of Directors in reliance on an opinion of a nationally recognized independent investment banking firm retained by the Corporation for this purpose and certified in a resolution sent to the Warrantholder.  For the purposes of determining the Market Price of the Common Stock on the “trading day” preceding, on or following the occurrence of an event, (i) that trading day shall be deemed to commence immediately after the regular scheduled closing time of trading on the New York Stock Exchange or, if trading is closed at an earlier time, such earlier time and (ii) that trading day shall end at the next regular scheduled closing time, or if trading is closed at an earlier time, such earlier time (for the avoidance of doubt, and as an example, if the Market Price is to be determined as of the last trading day preceding a specified event and the closing time of trading on a particular day is 4:00 p.m. and the specified event occurs at 5:00 p.m. on that day, the Market Price would be determined by reference to such 4:00 p.m. closing price).

“NYSE Stockholder Approval” has the meaning ascribed to it in the Purchase Agreement.

“Ordinary Cash Dividends” means a regular quarterly cash dividend, consistent with the Corporation’s then-current dividend policy, on shares of Common Stock out of surplus or net profits legally available therefor (determined in accordance with generally accepted accounting principles in effect from time to time).

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“Permitted Transactions” has the meaning set forth in Section 13(B).

“Per Share Fair Market Value” has the meaning set forth in Section 13(C).

“Person” has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act.

“Preferred Stock” has the meaning set forth in Section 3(A).

“Pro Rata Repurchases” means any purchase of shares of Common Stock by the Corporation or any Affiliate thereof pursuant to (A) any tender offer or exchange offer subject to Section 13(e) or 14(e) of the Exchange Act or Regulation 14E promulgated thereunder or (B) any other offer available to substantially all holders of Common Stock, in the case of both (A) or (B), whether for cash, shares of Capital Stock of the Corporation, other securities of the Corporation, evidences of indebtedness of the Corporation or any other Person or any other property (including, without limitation, shares of Capital Stock, other securities or evidences of indebtedness of a subsidiary), or any combination thereof, effected while this Warrant is outstanding.  The “effective date” of a Pro Rata Repurchase shall mean the date of acceptance of shares for purchase or exchange by the Corporation under any tender or exchange offer that is a Pro Rata Repurchase or the date of purchase with respect to any Pro Rata Repurchase that is not a tender or exchange offer.

“Purchase Agreement” means the Securities Purchase Agreement, dated as of April 30, 2019, as amended from time to time, between the Corporation and Berkshire Hathaway Inc., including all schedules and exhibits thereto.

“Regulatory Approvals” with respect to the Warrantholder, means, to the extent applicable and required to permit the Warrantholder to exercise this Warrant for shares of Common Stock and to own such shares of Common Stock without the Warrantholder (or any Affiliate thereof) being in violation of applicable law, rule or regulation, the receipt of any necessary approvals and authorizations of, filings and registrations with, notifications to, or expiration or termination of any applicable waiting period under, the HSR Act.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Shares” has the meaning set forth in Section 2.

“Warrant” means this Warrant, issued pursuant to the Purchase Agreement.

“Warrantholder” has the meaning set forth in Section 2.

“Warrant Option Value” means, with respect to the Warrant as of a date of determination, the option value for such Warrant on such date, (a) taking into account (i) the Warrant’s intrinsic value as of such date (calculated as the product of the (x) the total number of Warrant Shares underlying the Warrant as of such date and (y) the Market Price of a Warrant Share as of such date less the Exercise Price per Warrant Share as of such date), it being understood that the Warrant’s intrinsic value shall not be less than zero, and (ii) the time value of such Warrant as of such date (assuming solely for purposes of calculating Warrant Option Value that the expiration date for such Warrant is the tenth anniversary of the date of issuance of such Warrant), and (b) assuming that (i) the Warrant is freely transferable and (ii) no discount is applied based on the number of Warrant Shares issuable upon exercise of such Warrant or the market capacity for such Warrant Shares.  The Board of Directors shall determine the Warrant Option Value as of such date of determination, acting in good faith.  If the Warrantholder objects in writing to the Board of Directors’ calculation of Warrant Option Value within 10 days of receipt of written notice thereof and the Warrantholder and the Corporation are unable to agree on Warrant Option Value during the 10-day period following the delivery of the Warrantholder’s objection, the Appraisal Procedure may be invoked by either party to determine the Warrant Option Value (consistent with the methodology set forth in this definition for “Warrant Option Value”) as of such date of determination by delivering written notification thereof not later than the 30th day after delivery of the Warrantholder’s objection.“Warrant Shares” means the Shares issuable or issued upon exercise of this Warrant (as such number of Shares may be adjusted from time to time pursuant to Section 13 hereof).

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2.            Number of Shares; Exercise Price.  This certifies that, for value received, [●] or its permitted assigns (the “Warrantholder”) is entitled, upon the terms and subject to the conditions hereinafter set forth, to acquire from the Corporation, in whole or in part, after the receipt of the NYSE Stockholder Approval (if required for the issuance of Warrant Shares by the Corporation upon exercise of the Warrant), the Charter Amendment Approval (if required for the issuance of Warrant Shares by the Corporation upon exercise of the Warrant) and all applicable Regulatory Approvals, up to an aggregate of 80,000,000 fully paid and nonassessable shares of Common Stock (as such number of Shares may be adjusted from time to time pursuant to Section 13 hereof), at a purchase price per share of Common Stock equal to the Exercise Price, provided, however, after the receipt of the NYSE Stockholder Approval (if required for the issuance of Warrant Shares by the Corporation upon exercise of the Warrant) and the Charter Amendment Approval (if required for the issuance of Warrant Shares by the Corporation upon exercise of the Warrant), if the Warrantholder provides a certificate in a form satisfactory to the Corporation representing that Warrantholder is acquiring such shares of Common Stock in reliance upon an application exemption, including, without limitation, the exemption provided in Section 802.9 or Section 802.64, of the rules promulgated under the HSR Act, the Warrantholder may exercise such Warrants without filing any notification and report forms under the HSR Act.  The number of shares of Common Stock (the “Shares”) and the Exercise Price are subject to adjustment as provided herein, and all references to “Common Stock,” “Shares” and “Exercise Price” herein shall be deemed to include any such adjustment or series of adjustments.

3.            Exercise of Warrant; Term.

(A)            Subject to Section 2, to the extent permitted by applicable laws and regulations, the right to purchase the Shares represented by this Warrant is exercisable, in whole or in part by the Warrantholder, at any time or from time to time after the execution and delivery of this Warrant by the Corporation on the date hereof, but in no event later than 5:00 p.m., New York City time, on the Expiration Date, by (i) the surrender of this Warrant and Notice of Exercise or Sale annexed hereto, duly completed and executed on behalf of the Warrantholder, at the principal executive office of the Corporation located at 5 Greenway Plaza, Suite 110, Houston, Texas 77046 (or such other office or agency of the Corporation in the United States as it may designate by notice in writing to the Warrantholder at the address of the Warrantholder appearing on the books of the Corporation), and (ii) payment of the Exercise Price for the Shares thereby purchased at the election of the Warrantholder by (a) tendering in cash, by certified or cashier’s check payable to the order of the Corporation, or by wire transfer of immediately available funds to an account designated by the Corporation and/or (b) the surrender to the Corporation of shares of the Corporation’s Cumulative Perpetual Preferred Stock, Series A (“Preferred Stock”), valued for purposes of payment of the Exercise Price at the per share sum of (x) $100,000 per share of Preferred Stock and (y) the amount of any accrued and unpaid dividends on each of such surrendered shares of Preferred Stock (including all past due dividends) with such accrual computed from the last dividend payment date through the applicable exercise date of this Warrant.

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(B)        (i) Notwithstanding anything in this Warrant to the contrary, if the NYSE Stockholder Approval and/or the Charter Amendment Approval are required for the issuance of Warrant Shares by the Corporation upon exercise of the Warrant, then unless and until such required approvals have been received, the Warrantholder shall not be permitted to exercise this Warrant for Shares as set forth in this Section 3, but rather in lieu thereof shall be permitted to sell this Warrant to the Corporation, in whole or in part, by the surrender of this Warrant and Notice of Exercise or Sale annexed hereto as set forth in Section 3(A)(i) above, for a cash purchase price equal to the Warrant Option Value (in the case of a sale of the entire Warrant) or for a cash purchase price equal to a pro rata portion of Warrant Option Value based on the percentage of the Warrant being sold (in the case of a partial sale of the Warrant), in each case as of the date the Warrantholder delivers to the Corporation such Notice of Exercise or Sale, and any cash payment due from the Corporation pursuant to this clause (i) shall be made by the Corporation not later than 30 days after the determination of Warrant Option Value; provided, that the Warrantholder shall not be permitted to sell this Warrant to the Corporation as set forth in this Section 3(B)(i), in whole or in part, prior to the 30th day following the first annual meeting of the Corporation following the issuance of this Warrant.

    (ii) Notwithstanding anything in this Warrant to the contrary, (a) the Warrantholder hereby acknowledges and agrees that its exercise of this Warrant for Shares is subject to the condition that the Warrantholder will have first received any applicable Regulatory Approvals, and (b) in the event that the Warrantholder is required to receive any applicable Regulatory Approval in order to exercise this Warrant for Shares and to own such Shares without the Warrantholder being in violation of applicable law, rule or regulation and such Regulatory Approval cannot be obtained within 180 days after the filing of the applicable premerger notification and report forms by the Warrantholder for any reason other than the failure of the Warrantholder to use its commercially reasonable efforts to obtain such approval, then the Warrantholder shall be permitted, in lieu of exercising this Warrant for Shares as set forth in this Section 3, to sell this Warrant to the Corporation, in whole or in part, by the surrender of this Warrant and Notice of Exercise or Sale annexed hereto as set forth in Section 3(A)(i) above, for a cash purchase price per Warrant Share underlying the portion of the Warrant being sold equal to the Market Price per Warrant Share less the Exercise Price per Warrant Share as of the date the Warrantholder delivers to the Corporation such Notice of Exercise or Sale, and any cash payment due from the Corporation pursuant to this Section 3(b)(ii) shall be made by the Corporation not later than 30 days after the determination of Market Price per Warrant Share.  Notwithstanding the foregoing or any other provision of this Warrant or the Purchase Agreement to the contrary, in no event shall the Warrantholder be required to agree to (and, for clarity, none of the following shall be deemed to be commercially reasonable) (1) any prohibition of or limitation on the ownership or operation by the Warrantholder, any of its Affiliates, or any of its or their respective subsidiaries, of any portion of their respective businesses or assets, (2) divest, hold separate or otherwise dispose of any portion of its, its Affiliates’, or any of its or their respective subsidiaries’ respective businesses or assets, (3) any limitation on the ability of the Warrantholder, any of its Affiliates, or any of its or their respective subsidiaries, as the case may be, to acquire or hold, or exercise full rights of ownership of, the Warrant, the Warrant Shares, the Shares, or the Preferred Stock, or (4) any other limitation on the Warrantholder’s, any of its Affiliates’, or any of its or their respective subsidiaries’ ability to effectively control their respective businesses or operations or any assets thereof.

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(C)            If the Warrantholder does not exercise this Warrant in its entirety or does not sell this Warrant in its entirety, as the case may be, the Warrantholder will be entitled to receive from the Corporation within a reasonable time, and in any event not exceeding three business days, a new warrant in substantially identical form for the purchase of that number of Shares equal to the difference between the number of Shares subject to this Warrant and the number of Shares as to which this Warrant is so exercised (in the case of a Warrant exercise) or a new warrant representing the portion of the Warrant that was not sold (in the case of a Warrant sale).  Notwithstanding anything in this Warrant to the contrary, the Warrantholder hereby acknowledges and agrees that its exercise of this Warrant for Shares is subject to the conditions that the NYSE Stockholder Approval (if required for the issuance of Warrant Shares by the Corporation upon exercise of the Warrant) and the Charter Amendment Approval (if required for the issuance of Warrant Shares by the Corporation upon exercise of the Warrant) have been received.

4.            Issuance of Shares; Authorization; Listing.  Certificates for Shares issued upon exercise of this Warrant will be issued in such name or names as the Warrantholder may designate and will be delivered to such named Person or Persons within a reasonable time, not to exceed three business days after the date on which this Warrant has been duly exercised in accordance with the terms of this Warrant.  The Corporation hereby represents and warrants that any Shares issued upon the exercise of this Warrant in accordance with the provisions of Section 3(A) will be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges (other than liens or charges created by the Warrantholder, except as otherwise provided herein, income and franchise taxes incurred in connection with the exercise of the Warrant or taxes in respect of any transfer occurring contemporaneously therewith).  The Corporation agrees that the Shares so issued will be deemed to have been issued to the Warrantholder as of the close of business on the date on which this Warrant and payment of the Exercise Price are delivered to the Corporation in accordance with the terms of this Warrant, notwithstanding that the stock transfer books of the Corporation may then be closed or certificates representing such Shares may not be actually delivered on such date.  Subject to receipt of the NYSE Stockholder Approval (if required for the issuance of Warrant Shares by the Corporation upon exercise of the Warrant) and the Charter Amendment Approval (if required for the issuance of Warrant Shares by the Corporation upon exercise of the Warrant), (x) the Corporation shall at all times reserve and keep available, out of its authorized but unissued Common Stock, solely for the purpose of providing for the exercise of this Warrant, the aggregate number of shares of Common Stock as shall from time to time be sufficient to effect the exercise of the rights under this Warrant, and (y) if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient for purposes of the exercise of this Warrant in accordance with its terms, without limitation of such other remedies as may be available to the Warrantholder, the Corporation shall immediately take all corporate action necessary to increase its authorized and unissued shares of Common Stock to a number of shares as shall be sufficient for such purposes.  The Corporation will (A) procure, at its sole expense, the listing of the Shares issuable upon exercise of this Warrant, subject to issuance or notice of issuance, on all principal stock exchanges on which the Common Stock is then listed or traded and (B) maintain such listings of such Shares at all times after issuance.  The Corporation will use reasonable best efforts to ensure that the Shares may be issued without violation of any applicable law or regulation or of any requirement of any securities exchange on which the Shares are listed or traded.  The Corporation and the Warrantholder will reasonably cooperate to take such other actions as are necessary to obtain (i) any Regulatory Approvals applicable to Warrantholder’s exercise of its rights hereunder, including with respect to the issuance or acquisition of the Shares and (ii) any regulatory approvals applicable to the Corporation solely as a result of the issuance of the Shares.  Before taking any action that would cause an adjustment pursuant to Section 13 to reduce the Exercise Price below the then par value (if any) of the Common Stock, the Corporation shall take any and all corporate action that may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and non-assessable shares of Common Stock at the Exercise Price as so adjusted.

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5.            No Fractional Shares or Scrip.  No fractional Shares or scrip representing fractional Shares shall be issued upon any exercise of this Warrant.  In lieu of any fractional Share to which the Warrantholder would otherwise be entitled, the Warrantholder shall be entitled to receive a cash payment equal to the Market Price of the Common Stock on the last trading day preceding the date of exercise less the Exercise Price for such fractional share.

6.            No Rights as Stockholders; Transfer Books.  This Warrant does not entitle the Warrantholder to any voting rights or other rights as a stockholder of the Corporation prior to the date of exercise hereof.  The Corporation will at no time close its transfer books against transfer of this Warrant in any manner that interferes with the timely exercise of this Warrant.

7.            Charges, Taxes and Expenses.  Issuance of certificates for Shares to the Warrantholder upon the exercise of this Warrant shall be made without charge to the Warrantholder for any issue or transfer tax or other incidental expense in respect of  the issuance of such certificates, all of which taxes and expenses shall be paid by the Corporation.

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8.            Transfer/Assignment.

(A)        Subject to compliance with clauses (B) and (C) of this Section 8, this Warrant and all rights hereunder are transferable, in whole or in part, upon the books of the Corporation by the registered holder hereof in person or by duly authorized attorney, and a new warrant shall be made and delivered by the Corporation, of the same tenor and date as this Warrant but registered in the name of one or more transferees, upon surrender of this Warrant, duly endorsed, to the office or agency of the Corporation described in Section 3(A).  All expenses (other than stock transfer taxes) and other charges payable in connection with the preparation, execution and delivery of the new warrants pursuant to this Section 8 shall be paid by the Corporation.

(B)        Notwithstanding the foregoing, this Warrant and any rights hereunder, and any Shares issued upon exercise of this Warrant, shall be subject to the applicable restrictions as set forth in Section 4.3 of the Purchase Agreement.

(C)        If and for so long as required by the Purchase Agreement, this Warrant shall contain a legend as set forth in Section 4.5 of the Purchase Agreement.

9.            Exchange and Registry of Warrant.  This Warrant is exchangeable, upon the surrender hereof by the Warrantholder to the Corporation, for a new warrant or warrants of like tenor and representing the right to purchase the same aggregate number of Shares.  The Corporation shall maintain a registry showing the name and address of the Warrantholder as the registered holder of this Warrant.  This Warrant may be surrendered for exchange, exercise, or sale, in accordance with its terms, at the office of the Corporation, and the Corporation shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

10.         Loss, Theft, Destruction or Mutilation of Warrant.  Upon receipt by the Corporation of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of any such loss, theft or destruction, upon receipt of a bond, indemnity or security reasonably satisfactory to the Corporation, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Corporation shall make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of Shares as provided for in such lost, stolen, destroyed or mutilated Warrant.

11.         Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a business day, then such action may be taken or such right may be exercised on the next succeeding day that is a business day.

12.         Rule 144 Information.  The Corporation covenants that it will use its reasonable best efforts to timely file all reports and other documents required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated by the SEC thereunder (or, if the Corporation is not required to file such reports, it will, upon the request of any Warrantholder, make publicly available such information as necessary to permit sales pursuant to Rule 144 or Regulation S under the Securities Act), and it will use reasonable best efforts to take such further action as any Warrantholder may reasonably request, in each case to the extent required from time to time prior to the second anniversary of the Expiration Date to enable such holder to, if permitted by the terms of this Warrant and the Purchase Agreement, sell this Warrant or any Shares without registration under the Securities Act within the limitation of the exemptions provided by (A) Rule 144 or Regulation S under the Securities Act, as such rules may be amended from time to time, or (B) any successor rule or regulation hereafter adopted by the SEC.  Upon the written request of any Warrantholder, the Corporation will deliver to such Warrantholder a written statement that it has complied with such requirements.

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13.         Adjustments and Other Rights.  The Exercise Price and the number of Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as follows; provided, that if more than one subsection of this Section 13 is applicable to a single event, the subsection shall be applied that produces the largest adjustment and no single event shall cause an adjustment under more than one subsection of this Section 13 so as to result in duplication:

(A)        Stock Splits, Subdivisions, Reclassifications or Combinations.  If the Corporation shall (i) declare and pay a dividend or make a distribution on its Common Stock in shares of Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding shares of Common Stock into a smaller number of shares, the number of Shares issuable upon exercise of this Warrant at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Warrantholder after such date shall be entitled to purchase the number of shares of Common Stock that such holder would have owned or been entitled to receive in respect of the shares of Common Stock subject to this Warrant after such date had this Warrant been exercised immediately prior to such date.  In such event, the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment and (2) the Exercise Price in effect immediately prior to the record or effective date, as the case may be, for the dividend, distribution, subdivision, combination or reclassification giving rise to this adjustment by (y) the new number of Shares issuable upon exercise of the Warrant determined pursuant to the immediately preceding sentence.

(B)        Certain Issuances of Common Shares or Convertible Securities.  If the Corporation shall issue shares of Common Stock (or rights or warrants or other securities exercisable or convertible into or exchangeable (collectively, a “conversion”) for shares of Common Stock (collectively, “convertible securities”)) (other than in Permitted Transactions or a transaction to which subsection (A) of this Section 13 is applicable) without consideration or at a consideration per share (or having a conversion price per share) that is less than 95% of the Market Price on the last trading day preceding the date of the agreement on pricing such shares (or such convertible securities) then, in such event:

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      (i)            the number of Shares issuable upon the exercise of this Warrant immediately prior to the date of the agreement on pricing of such shares (or of such convertible securities) (the “Initial Number”) shall be increased to the number obtained by multiplying the Initial Number by a fraction (a) the numerator of which shall be the sum of (x) the number of shares of Common Stock of the Corporation outstanding on such date and (y) the number of additional shares of Common Stock issued (or into which convertible securities may be exercised or convert) and (b) the denominator of which shall be the sum of (x) the number of shares of Common Stock outstanding on such date and (y) the number of shares of Common Stock that the aggregate consideration receivable by the Corporation for the total number of shares of Common Stock so issued (or into which convertible securities may be exercised or convert) would purchase at the Market Price on the last trading day preceding the date of the agreement on pricing such shares (or such convertible securities); and

      (ii)            the Exercise Price payable upon exercise of the Warrant shall be adjusted by multiplying such Exercise Price in effect immediately prior to the date of the agreement on pricing of such shares (or of such convertible securities) by a fraction, the numerator of which shall be the number of shares of Common Stock issuable upon exercise of this Warrant prior to such date and the denominator of which shall be the number of shares of Common Stock issuable upon exercise of this Warrant immediately after the adjustment described in clause (B)(i) above.

For purposes of the foregoing, the aggregate consideration receivable by the Corporation in connection with the issuance of such shares of Common Stock or convertible securities shall be deemed to be equal to the sum of the net offering price (after deduction of any related expenses payable to third parties) of all such securities plus the minimum aggregate amount, if any, payable upon exercise or conversion of any such convertible securities into shares of Common Stock; and “Permitted Transactions” shall include issuances (1) as consideration for or to fund the acquisition by the Corporation of businesses and/or assets constituting a significant part of a business (including, without limitation, the Acquisition), (2) in connection with employee benefit plans and compensation related arrangements of the Corporation approved by the Board of Directors, and (3) in connection with a broadly marketed offering and sale of Common Stock or convertible securities for cash conducted by the Corporation on a basis consistent with large public companies similar to the Corporation in their own capital raising transactions.  Any adjustment made pursuant to this Section 13(B) shall become effective immediately upon the date of such issuance.

(C)        Other Distributions.  In case the Corporation shall fix a record date for the making of a distribution to all holders of shares of its Common Stock of securities, evidences of indebtedness, assets, cash, rights or warrants (excluding (x) Ordinary Cash Dividends and (y) dividends of its Common Stock and other dividends or distributions referred to in Section 13(A)), in each such case, the Exercise Price in effect prior to such record date shall be reduced immediately thereafter to the price determined by multiplying the Exercise Price in effect immediately prior to the reduction by the quotient of (i) the Market Price of the Common Stock on the last trading day preceding the first date on which the Common Stock trades regular way on the New York Stock Exchange without the right to receive such distribution, minus the amount of cash or the Fair Market Value of the securities, evidences of indebtedness, assets, rights or warrants to be so distributed in respect of one share of Common Stock (the “Per Share Fair Market Value”) divided by (ii) such Market Price on such date specified in clause (i); such adjustment shall be made successively whenever such a record date is fixed.  In such event, the number of Shares issuable upon the exercise of this Warrant shall be increased to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment, and (2) the Exercise Price in effect immediately prior to the distribution giving rise to this adjustment by (y) the new Exercise Price determined in accordance with the immediately preceding sentence.  In the case of adjustment for a cash dividend that is, or is coincident with, a regular quarterly dividend, the Per Share Fair Market Value shall be reduced by the per share amount of the portion of the cash dividend that would constitute an Ordinary Cash Dividend.  In the event that such distribution is not so made, the Exercise Price and the number of Shares issuable upon exercise of this Warrant then in effect shall be readjusted, effective as of the date when the Board of Directors determines not to distribute such shares, evidences of indebtedness, assets, rights, cash or warrants, as the case may be, to the Exercise Price that would then be in effect and the number of Shares that would then be issuable upon exercise of this Warrant if such record date had not been fixed.

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(D)        Certain Repurchases of Common Stock.  In case the Corporation effects a Pro Rata Repurchase of Common Stock, then the Exercise Price shall be adjusted to the price determined by multiplying the Exercise Price in effect immediately prior to the effective date of such Pro Rata Repurchase by a fraction of which the numerator shall be (i) the product of (x) the number of shares of Common Stock outstanding immediately before such Pro Rata Repurchase and (y) the Market Price of a share of Common Stock on the trading day immediately preceding the first public announcement by the Corporation or any of its Affiliates of the intent to effect such Pro Rata Repurchase, minus (ii) the aggregate purchase price of the Pro Rata Repurchase, and of which the denominator shall be the product of (x) the number of shares of Common Stock outstanding immediately prior to such Pro Rata Repurchase minus the number of shares of Common Stock so repurchased and (y) the Market Price per share of Common Stock on the trading day immediately preceding the first public announcement by the Corporation or any of its Affiliates of the intent to effect such Pro Rata Repurchase.  In such event, the number of shares of Common Stock issuable upon the exercise of this Warrant shall be adjusted to the number obtained by dividing (a) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment, and (2) the Exercise Price in effect immediately prior to the Pro Rata Repurchase giving rise to this adjustment by (b) the new Exercise Price determined in accordance with the immediately preceding sentence.

(E)        Business Combinations.  In case of any Business Combination or reclassification of Common Stock (other than a reclassification of Common Stock referred to in Section 13(A)), the Warrantholder’s right to receive Shares upon exercise of this Warrant shall be converted into the right to exercise this Warrant to acquire the number of shares of stock or other securities or property (including cash) that the Common Stock issuable (at the time of such Business Combination or reclassification) upon exercise of this Warrant immediately prior to such Business Combination or reclassification would have been entitled to receive upon consummation of such Business Combination or reclassification; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the Warrantholder shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be achievable, to the Warrantholder’s right to exercise this Warrant in exchange for any shares of stock or other securities or property pursuant to this paragraph.  In determining the kind and amount of stock, securities or the property receivable upon exercise of this Warrant following the consummation of such Business Combination, if the holders of Common Stock have the right to elect the kind or amount of consideration receivable upon consummation of such Business Combination, then the Warrantholder shall have the right to make a similar election (including, without limitation, being subject to similar proration constraints) upon exercise of this Warrant with respect to the number of shares of stock or other securities or property that the Warrantholder will receive upon exercise of this Warrant.

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(F)         Rounding of Calculations; Minimum Adjustments.  All calculations under this Section 13 shall be made to the nearest one-tenth (1/10th) of a cent or to the nearest one-hundredth (1/100th) of a share, as the case may be.  Any provision of this Section 13 to the contrary notwithstanding, no adjustment in the Exercise Price or the number of Shares into which this Warrant is exercisable shall be made if the amount of such adjustment would be less than $0.01 or one-tenth (1/10th) of a share of Common Stock, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment that, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or 1/10th of a share of Common Stock, or more.

(G)        Timing of Issuance of Additional Common Stock Upon Certain Adjustments.  In any case in which the provisions of this Section 13 shall require that an adjustment shall become effective immediately after a record date for an event, the Corporation may defer until the occurrence of such event (i) issuing to the Warrantholder of this Warrant exercised after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such exercise before giving effect to such adjustment and (ii) paying to such Warrantholder any amount of cash in lieu of a fractional share of Common Stock; provided, however, that the Corporation upon request shall deliver to such Warrantholder a due bill or other appropriate instrument evidencing such Warrantholder’s right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

(H)        Statement Regarding Adjustments.  Whenever the Exercise Price or the number of Shares into which this Warrant is exercisable shall be adjusted as provided in Section 13, the Corporation shall forthwith file at the principal office of the Corporation a statement showing in reasonable detail the facts requiring such adjustment and the Exercise Price that shall be in effect and the number of Shares into which this Warrant shall be exercisable after such adjustment, and the Corporation shall also cause a copy of such statement to be sent by a nationally recognized next day courier service (with a copy sent concurrently by e-mail) to each Warrantholder at the mailing and e-mail addresses appearing in the Corporation’s records (which initially shall be as set forth in Section 17 hereof).

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(I)            Notice of Adjustment Event.  In the event that the Corporation shall propose to take any action of the type described in this Section 13 (but only if the action of the type described in this Section 13 would result in an adjustment in the Exercise Price or the number of Shares into which this Warrant is exercisable or a change in the type of securities or property to be delivered upon exercise of this Warrant), the Corporation shall give notice to the Warrantholder, in the manner set forth in Section 13(H), which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place.  Such notice shall also set forth the facts with respect thereto as shall be reasonably necessary to indicate the effect on the Exercise Price and the number, kind or class of shares or other securities or property that shall be deliverable upon exercise of this Warrant.  In the case of any action that would require the fixing of a record date, such notice shall be given at least 10 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 15 days prior to the taking of such proposed action.  Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

(J)          Proceedings Prior to Any Action Requiring Adjustment.  As a condition precedent to the taking of any action that would require an adjustment pursuant to this Section 13, the Corporation shall take any action that may be necessary, including obtaining regulatory, New York Stock Exchange or stockholder approvals or exemptions, in order that the Corporation may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock that the Warrantholder is entitled to receive upon exercise of this Warrant pursuant to this Section 13.

(K)        Adjustment Rules.  Any adjustments pursuant to this Section 13 shall be made successively whenever an event referred to herein shall occur.  If an adjustment in Exercise Price made hereunder would reduce the Exercise Price to an amount below the par value of the Common Stock, then such adjustment in the Exercise Price made hereunder shall reduce the Exercise Price to the par value of the Common Stock and then, upon the Corporation’s satisfaction of its obligations under Section 4 hereof, to such lower par value as may then be established.

14.         Governing Law.  This Warrant will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.  Each of the parties hereto agrees (a) to submit to the non-exclusive personal jurisdiction of the State or Federal courts in the Borough of Manhattan, The City of New York, (b) that non-exclusive jurisdiction and venue shall lie in the State or Federal courts in the State of New York, and (c) that notice may be served upon such party at the address and in the manner set forth for such party in Section 17 hereof.  To the extent permitted by applicable law, each of the parties hereto hereby unconditionally waives trial by jury in any legal action or proceeding relating to the Transaction Documents (as defined in the Purchase Agreement) or the transactions contemplated hereby or thereby.

14

15.         Binding Effect.  This Warrant shall be binding upon any successors or assigns of the Corporation.

16.         Amendments.  This Warrant may be amended and the observance of any term of this Warrant may be waived only with the written consent of the Corporation and the Warrantholder.

17.         Notices.  Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally upon confirmation of receipt, or (b) on the second business day following the date of dispatch if delivered by a nationally recognized next day courier service, in each case with a copy sent concurrently by e-mail.  All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.

If to the Corporation, to:

Occidental Petroleum Corporation
5 Greenway Plaza, Suite 110
Houston, Texas 77046
Attention: Marcia E. Backus
E-mail: Marcia_E._Backus@oxy.com

with a copy to (which copy alone shall not constitute notice):

Cravath, Swaine & Moore LLP
Worldwide Plaza
825 Eighth Avenue New York, New York 10019

Attention: Faiza J. Saeed and Andrew J. Pitts
E-mail: fsaeed@cravath.com / apitts@cravath.com

If to the Warrantholder, to:

Berkshire Hathaway Inc.
3555 Farnam Street
Omaha, Nebraska 68131
Attention: Marc D. Hamburg
E-mail: mdhamburg@BRKA.com

with a copy to (which copy alone shall not constitute notice):

Munger, Tolles & Olson LLP
350 South Grand Ave.
Los Angeles, California 90071
Attention: Mark H. Kim and Judith T. Kitano
E-mail: mark.kim@mto.com / judith.kitano@mto.com

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18.            Entire Agreement.  This Warrant and the forms attached hereto, and the Purchase Agreement (and the other documents referenced in Section 5.8 of the Purchase Agreement), contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or undertakings with respect thereto.

[Remainder of page intentionally left blank]

16

[Form of Notice of Exercise or Sale]

Date: [●]

TO:                Occidental Petroleum Corporation

RE:                Election to Purchase Common Stock or Sell Warrant

The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby agrees to subscribe for and purchase the number of shares of the Common Stock set forth below covered by such Warrant or, in accordance with Section 3(B), to sell this Warrant, in whole or in part.  If exercising this Warrant for shares of Common Stock, the undersigned, in accordance with Section 3(A) of the Warrant, hereby agrees to pay the aggregate Exercise Price for such shares of Common Stock as set forth below for the type of consideration as set forth below.  A new warrant evidencing the remaining shares of Common Stock covered by such Warrant, but not yet subscribed for and purchased, if any, or the portion of the Warrant not being sold, if any, should be issued in the name of the Holder set forth below.

If this Warrant is being exercised for shares of Common Stock:

Number of Shares of Common Stock: [●]

Aggregate Exercise Price: [●]

Type of Consideration for Aggregate Exercise Price: [●]

If this Warrant is being sold:

Percentage of Warrant to be Sold (up to 100%): [●]

Holder:

By:

Name:

Title:

17

IN WITNESS WHEREOF, the Corporation has caused this Warrant to be duly executed by a duly authorized officer.

Dated: [●], 2019

OCCIDENTAL PETROLEUM CORPORATION

By:
Name:
Title:

Attest:

By:
Name:
Title:

[Signature Page to Warrant]

Annex C

Form of Registration Rights Agreement

(See attached)

FORM OF

REGISTRATION RIGHTS AGREEMENT

by and between

Occidental Petroleum Corporation

and

Berkshire Hathaway Inc.

Dated as of [●], 2019

i

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), is made and entered into as of [●], 2019, by and between Occidental Petroleum Corporation, a Delaware corporation (the “Company”), and Berkshire Hathaway Inc., a Delaware corporation (the “Investor”).

WHEREAS, the Company and the Investor are parties to a Securities Purchase Agreement, dated April 30, 2019 (the “Purchase Agreement”) pursuant to which the Investor is purchasing from the Company 100,000 shares of its Cumulative Perpetual Preferred Stock, Series A, liquidation preference amount $100,000 per share (the “Preferred Stock”) and a warrant (the “Warrant”) to purchase up to 80,000,000 shares of its voting common stock, par value $0.20 per share, subject to adjustment as provided in such Warrant (the “Common Stock”);

WHEREAS, in connection with the consummation of the transactions contemplated by the Purchase Agreement, the parties desire to enter into this Agreement in order to create certain registration rights for the Investor as set forth below;

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Section 1.             Certain Definitions.

In addition to the terms defined elsewhere in this Agreement, the following terms shall have the following meanings:

“Affiliate” of any Person means any other Person which directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlling,” “controlled” and “under common control with”) as used with respect to any Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” means this Registration Rights Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to this Registration Rights Agreement as the same may be in effect at the time such reference becomes operative.

“beneficially own” means, with respect to any Person, securities of which such Person or any of such Person’s Affiliates, directly or indirectly, has “beneficial ownership” as determined pursuant to Rule 13d-3 and Rule 13d-5 of the Exchange Act, including securities beneficially owned by others with whom such Person or any of its Affiliates has agreed to act together for the purpose of acquiring, holding, voting or disposing of such securities; provided that a Person shall not be deemed to “beneficially own” (i) securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates until such tendered securities are accepted for payment, purchase or exchange, (ii) any security as a result of an oral or written agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (a) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the Exchange Act, and (b) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report). Without limiting the foregoing, a Person shall be deemed to be the beneficial owner of all Registrable Shares owned of record by any majority-owned subsidiary of such Person.

“Common Stock” has the meaning set forth in the first Recital hereto.

“Company” has the meaning set forth in the introductory paragraph.

“Demand Registration” has the meaning set forth in Section 2(a).

“Demand Registration Statement” has the meaning set forth in Section 2(a).

“Exchange Act” means the Securities Exchange Act of 1934.

“Exercise Shares” means the shares of Common Stock acquired by the Investor upon exercise of the Warrant.

“FINRA” means the Financial Industry Regulatory Authority, Inc. or any successor organization.

“Form S-3” means a registration statement on Form S-3 under the Securities Act or such successor forms thereto permitting registration of securities under the Securities Act.

“Governmental Entity” means any national, federal, state, municipal, local, territorial, foreign or other government or any department, commission, board, bureau, agency, regulatory authority or instrumentality thereof, or any court, judicial, administrative or arbitral body or public or private tribunal.

“Holdback Agreement” has the meaning set forth in Section 6.

“Holdback Period” has the meaning set forth in Section 6.

“Investor” means the Person named as such in the first paragraph of this Agreement. References herein to the Investor shall apply to Permitted Transferees who become Investors pursuant to Section 11, provided that for purposes of all thresholds and limitations herein, the actions of the Permitted Transferees shall be aggregated.

“Minimum Amount” means $1,000,000,000.

“Permitted Transferee” means any direct or indirect subsidiary of the Investor where the Investor beneficially owns at least 80% of the equity interests (measured by both voting rights and value) of such subsidiary.

“Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, Governmental Entity or any other entity.

“Piggyback Registration” has the meaning set forth in Section 3(a).

“Preferred Stock” has the meaning set forth in the first Recital hereto.

“Prospectus” means the prospectus or prospectuses (whether preliminary or final) included in any Registration Statement and relating to Registrable Shares, as amended or supplemented and including all material incorporated by reference in such prospectus or prospectuses.

“Purchase Agreement” means the agreement specified in the first Recital hereto, as such agreement may be amended from time to time.

“Registrable Shares” means, at any time, (i) the Exercise Shares, and (ii) any securities issued by the Company after the date hereof in respect of the Exercise Shares by way of a share dividend or share split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, but excluding (iii) any and all Exercise Shares and other securities referred to in clauses (i) and (ii) that at any time after the date hereof (a) have been sold pursuant to an effective registration statement or Rule 144 under the Securities Act, (b) have been sold in a transaction where a subsequent public distribution of such securities would not require registration under the Securities Act, (c) are eligible for sale pursuant to Rule 144 under the Securities Act without limitation thereunder on volume or manner of sale, (d) are not outstanding or (e) have been transferred in violation of Section 10 hereof or the provisions of the Purchase Agreement or to a Person that does not become an Investor pursuant to Section 11 hereof (or any combination of clauses (a), (b), (c), (d) and (e)). It is understood and agreed that, once a security of the kind described in clause (i) or (ii) above becomes a security of the kind described in clause (iii) above, such security shall cease to be a Registrable Share for all purposes of this Agreement and the Company’s obligations regarding Registrable Shares hereunder shall cease to apply with respect to such security.

“Registration Expenses” has the meaning set forth in Section 8(a).

“Registration Statement” means any registration statement of the Company which covers any of the Registrable Shares pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all documents incorporated by reference in such Registration Statement.

“S-3 Shelf Registration” has the meaning set forth in Section 4(a).

“S-3 Shelf Registration Statement” has the meaning set forth in Section 4(a).

“SEC” means the Securities and Exchange Commission or any successor agency.

“Securities Act” means the Securities Act of 1933.

“Shares” means any shares of Common Stock. If at any time Registrable Shares include securities of the Company other than Common Stock, then, when referring to Shares other than Registrable Shares, “Shares” shall include the class or classes of such other securities of the Company.

“Shelf Takedown” has the meaning set forth in Section 4(b).

“Suspension Period” has the meaning set forth in Section 5(a).

“Termination Date” means the first date on which there are no Registrable Shares or there is no Investor.

“Third Party Holdback Period” means any Holdback Period imposed on the Investor pursuant to Section 6 in respect of an underwritten offering of Shares in which (i) the Investor elected not to participate or (ii) the Investor’s participation was reduced or eliminated pursuant to Section 3(b) or 3(c).

“underwritten offering” means a registered offering in which securities of the Company are sold to one or more underwriters on a firm-commitment basis for reoffering to the public, and “underwritten Shelf Takedown” means an underwritten offering effected pursuant to an S-3 Shelf Registration.

“Warrant” has the meaning set forth in the first Recital hereto.

In addition to the above definitions, unless the context requires otherwise:

(i)            any reference to any statute, regulation, rule or form as of any time shall mean such statute, regulation, rule or form as amended or modified and shall also include any successor statute, regulation, rule or form from time to time;

(ii)            “including” shall be construed as inclusive without limitation, in each case notwithstanding the absence of any express statement to such effect, or the presence of such express statement in some contexts and not in others;

(iii)            references to “Section” are references to Sections of this Agreement;

(iv)            words such as “herein”, “hereof”, “hereinafter” and “hereby” when used in this Agreement refer to this Agreement as a whole;

(v)            references to “business day” mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other governmental action to close; and

(vi)            the symbol “$” means U.S. dollars.

Section 2.             Demand Registration.

(a)            Right to Request Registration. Subject to the provisions hereof, until the Termination Date, the Investor may at any time request registration for resale under the Securities Act of all or part of the Registrable Shares separate from an S-3 Shelf Registration (a “Demand Registration”); provided, however, that (based on the then-current market prices) the number of Registrable Shares included in the Demand Registration would, if fully sold, yield gross proceeds to the Investor of at least the Minimum Amount. Subject to Section 2(d) and Sections 5 and 7 below, the Company shall use reasonable best efforts (i) to file a Registration Statement registering for resale such number of Registrable Shares as requested to be so registered pursuant to this Section 2(a) (a “Demand Registration Statement”) within 45 days after the Investor’s request therefor and (ii) if necessary, to cause such Demand Registration Statement to be declared effective by the SEC as soon as practical thereafter. If permitted under the Securities Act, such Registration Statement shall be one that is automatically effective upon filing.

(b)            Number of Demand Registrations. Subject to the limitations of Sections 2(a), 2(d) and 4(a), the Investor shall be entitled to request up to three Demand Registrations in the aggregate (regardless of the number of Permitted Transferees who may become an Investor pursuant to Section 11). A Registration Statement shall not count as a permitted Demand Registration unless and until it has become effective.

(c)            Priority on Demand Registrations. The Company may include Shares other than Registrable Shares in a Demand Registration for any accounts (including for the account of the Company) on the terms provided below; and if such Demand Registration is an underwritten offering, such Shares may be included only with the consent of the managing underwriters of such offering. If the managing underwriters of the requested Demand Registration advise the Company and the Investor requesting such Demand Registration that in their opinion the number of Shares proposed to be included in the Demand Registration exceeds the number of Shares which can be sold in such underwritten offering without materially delaying or jeopardizing the success of the offering (including the price per share of the Shares proposed to be sold in such underwritten offering), the Company shall include in such Demand Registration (i) first, the number of Registrable Shares that the Investor proposes to sell, and (ii) second, the number of Shares proposed to be included therein by any other Persons (including Shares to be sold for the account of the Company) allocated among such Persons in such manner as the Company may determine. If the number of Shares which can be sold is less than the number of Shares proposed to be registered pursuant to clause (i) above by the Investor, the amount of Shares to be sold shall be allocated to the Investor.

(d)            Restrictions on Demand Registrations. The Investor shall not be entitled to request a Demand Registration (i) within six months after the Investor has sold Shares in a Demand Registration or an underwritten Shelf Takedown requested pursuant to Section 4(b) or (ii) at any time when the Company is diligently pursuing a primary or secondary underwritten offering pursuant to a Piggyback Registration. Notwithstanding the foregoing, the Company shall not be obligated to proceed with a Demand Registration if the offering to be effected pursuant to such registration can be effected pursuant to an S-3 Shelf Registration and the Company, in accordance with Section 4, effects or has effected an S-3 Shelf Registration pursuant to which such offering can be effected.

(e)            Underwritten Offerings. The Investor shall be entitled to request an underwritten offering pursuant to a Demand Registration, but only if the number of Registrable Shares to be sold in the offering would reasonably be expected to yield gross proceeds to the Investor of at least the Minimum Amount (based on then-current market prices) and only if the request is not made within six months after the Investor has sold Shares in an underwritten offering pursuant to (i) a Demand Registration or (ii) an S-3 Shelf Registration. If any of the Registrable Shares covered by a Demand Registration are to be sold in an underwritten offering, the Company shall have the right to select the managing underwriter or underwriters to lead the offering.

(f)            Effective Period of Demand Registrations. Upon the date of effectiveness of any Demand Registration for an underwritten offering and if such offering is priced promptly on or after such date, the Company shall use reasonable best efforts to keep such Demand Registration Statement effective for a period equal to 60 days from such date or such shorter period which shall terminate when all of the Registrable Shares covered by such Demand Registration have been sold by the Investor. If the Company shall withdraw any Demand Registration pursuant to Section 5 before such 60 days end and before all of the Registrable Shares covered by such Demand Registration have been sold pursuant thereto, the Investor shall be entitled to a replacement Demand Registration which shall be subject to all of the provisions of this Agreement. A Demand Registration shall not count against the limit on the number of such registrations set forth in Section 2(b) if (i) after the applicable Registration Statement has become effective, such Registration Statement or the related offer, sale or distribution of Registrable Shares thereunder becomes the subject of any stop order, injunction or other order or restriction imposed by the SEC or any other governmental agency or court for any reason not attributable to the Investor or its Affiliates (other than the Company and its controlled Affiliates) and such interference is not thereafter eliminated so as to permit the completion of the contemplated distribution of Registrable Shares or (ii) in the case of an underwritten offering, the conditions specified in the related underwriting agreement, if any, are not satisfied or waived for any reason not attributable to the Investor or its Affiliates (other than the Company and its controlled Affiliates), and as a result of any such circumstances described in clause (i) or (ii), less than 75% of the Registrable Shares covered by the Registration Statement are sold by the Investor pursuant to such Registration Statement.

Section 3.             Piggyback Registrations.

(a)            Right to Piggyback.

Whenever prior to the Termination Date the Company proposes to register any Shares under the Securities Act (other than on a registration statement on Form S-8, F-8, S-4 or F-4), whether for its own account or for the account of one or more holders of Shares (other than the Investor), and the form of registration statement to be used may be used for any registration of Registrable Shares (a “Piggyback Registration”), the Company shall give written notice to the Investor of its intention to effect such a registration and, subject to Sections 3(b) and 3(c), shall include in such registration statement and in any offering of Shares to be made pursuant to that registration statement all Registrable Shares with respect to which the Company has received a written request for inclusion therein from the Investor within 10 days after the Investor’s receipt of the Company’s notice or, in the case of a primary offering, such shorter time as is reasonably specified by the Company in light of the circumstances (provided that only Registrable Shares of the same class or classes as the Shares being registered may be included). The Company shall have no obligation to proceed with any Piggyback Registration and may abandon, terminate and/or withdraw such registration for any reason at any time prior to the pricing thereof. If the Company or any other Person other than the Investor proposes to sell Shares in an underwritten offering pursuant to a registration statement on Form S-3 under the Securities Act, such offering shall be treated as a primary or secondary underwritten offering pursuant to a Piggyback Registration.

(b)            Priority on Primary Piggyback Registrations. If a Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company and the managing underwriters advise the Company and the Investor (if the Investor has elected to include Registrable Shares in such Piggyback Registration) that in their opinion the number of Shares proposed to be included in such offering exceeds the number of Shares (of any class) which can be sold in such offering without materially delaying or jeopardizing the success of the offering (including the price per share of the Shares proposed to be sold in such offering), the Company shall include in such registration and offering (i) first, the number of Shares that the Company proposes to sell, and (ii) second, the number of Shares requested to be included therein by holders of Shares, including the Investor (if the Investor has elected to include Registrable Shares in such Piggyback Registration), pro rata among all such holders on the basis of the number of Shares requested to be included therein by all such holders or as such holders and the Company may otherwise agree (with allocations among different classes of Shares, if more than one are involved, to be determined by the Company).

(c)            Priority on Secondary Piggyback Registrations. If a Piggyback Registration is initiated as an underwritten registration on behalf of a holder of Shares other than the Investor, and the managing underwriters advise the Company that in their opinion the number of Shares proposed to be included in such registration exceeds the number of Shares (of any class) which can be sold in such offering without materially delaying or jeopardizing the success of the offering (including the price per share of the Shares to be sold in such offering), then the Company shall include in such registration (i) first, the number of Shares requested to be included therein by the holder(s) requesting such registration, (ii) second, the number of Shares requested to be included therein by other holders of Shares including the Investor (if the Investor has elected to include Registrable Shares in such Piggyback Registration) and (iii) third, the number of Shares that the Company proposes to sell, pro rata among such holders on the basis of the number of Shares requested to be included therein by such holders or as such holders and the Company may otherwise agree (with allocations among different classes of Shares, if more than one are involved, to be determined by the Company).

(d)            Selection of Underwriters. If any Piggyback Registration is a primary or secondary underwritten offering, the Company shall have the right to select the managing underwriter or underwriters to administer any such offering.

(e)            Basis of Participations. The Investor may not sell Registrable Shares in any offering pursuant to a Piggyback Registration unless it (a) agrees to sell such Shares on the same basis provided in the underwriting or other distribution arrangements approved by the Company and that apply to the Company and/or any other holders involved in such Piggyback Registration and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, lockups and other documents required under the terms of such arrangements.

Section 4.             S-3 Shelf Registration.

(a)            Right to Request Registration. Subject to the provisions hereof, at any time when the Company is eligible to use Form S-3 prior to the Termination Date, the Investor shall be entitled to request on one occasion that the Company file a Registration Statement on Form S-3 (or an amendment or supplement to an existing registration statement on Form S-3) for a public offering of all or such portion of the Registrable Shares designated by the Investor pursuant to Rule 415 promulgated under the Securities Act or otherwise (an “S-3 Shelf Registration”). A request for an S-3 Shelf Registration may not be made within six months after the Investor has sold Shares in a Demand Registration or at any time when an S-3 Shelf Registration is in effect or the Company is diligently pursuing a primary or secondary underwritten offering pursuant to a registration statement. Upon such request, and subject to Section 5, the Company shall use reasonable best efforts (i) to file a Registration Statement (or any amendment or supplement thereto) covering the number of Registrable Shares specified in such request under the Securities Act on Form S-3 (an “S-3 Shelf Registration Statement”) for public sale in accordance with the method of disposition specified in such request within five business days (in the case of a Registration Statement that is automatically effective upon filing) or 30 days (in the case of all other Registration Statements) after the Investor’s written request therefor and (ii) if necessary, to cause such S-3 Shelf Registration Statement to become effective as soon as practical thereafter. If permitted under the Securities Act, such Registration Statement shall be one that is automatically effective upon filing. The right to request an S-3 Shelf Registration may be exercised no more than once in the aggregate, regardless of the number of Permitted Transferees who may become an Investor pursuant to Section 11. If the Investor has used its right to an S-3 Shelf Registration pursuant to this Section 4 and has exercised fewer than three Demand Registrations, the Investor may elect a second S-3 Shelf Registration and, upon such election, the number of Demand Registrations available to the Investor shall be reduced by one.

(b)            Right to Effect Shelf Takedowns. The Investor shall be entitled, at any time and from time to time when an S-3 Shelf Registration Statement is effective and until the Termination Date, to sell such Registrable Shares as are then registered pursuant to such Registration Statement (each, a “Shelf Takedown”), but only upon not less than three business days’ prior written notice to the Company (if such takedown is to be underwritten). The Investor shall be entitled to request that a Shelf Takedown be an underwritten offering; provided, however, that (based on the then-current market prices) the number of Registrable Shares included in each such underwritten Shelf Takedown would reasonably be expected to yield gross proceeds to the Investor of at least the Minimum Amount, and provided further that the Investor shall not be entitled to request any underwritten Shelf Takedown (i) within six months after the Investor has sold Shares in an underwritten offering effected pursuant to (x) a Demand Registration or (y) an S-3 Shelf Registration or (ii) at any time when the Company is diligently pursuing a primary or secondary underwritten offering of Shares pursuant to a registration statement. The Investor shall give the Company prompt written notice of the consummation of each Shelf Takedown (whether or not underwritten).

(c)            Priority on Underwritten Shelf Takedowns. The Company may include Shares other than Registrable Shares in an underwritten Shelf Takedown for any accounts on the terms provided below, but only with the consent of the managing underwriters of such offering and the Investor (such consent not to be unreasonably withheld). If the managing underwriters of the requested underwritten Shelf Takedown advise the Company and the Investor that in their opinion the number of Shares proposed to be included in the underwritten Shelf Takedown exceeds the number of Shares which can be sold in such offering without materially delaying or jeopardizing the success of the offering (including the price per share of the Shares proposed to be sold in such offering), the Company shall include in such underwritten Shelf Takedown (i) first, the number of Shares that the Investor proposes to sell, and (ii) second, the number of Shares proposed to be included therein by any other Persons (including Shares to be sold for the account of the Company) allocated among such Persons in such manner as the Company may determine. If the number of Shares which can be sold is less than the number of Registrable Shares proposed to be included in the underwritten Shelf Takedown pursuant to clause (i) above, the amount of Shares to be so sold shall be allocated to the Investor. The provisions of this paragraph (c) apply only to a Shelf Takedown that the Investor has requested be an underwritten offering.

(d)            Selection of Underwriters. If any of the Registrable Shares are to be sold in an underwritten Shelf Takedown initiated by the Investor, the Company shall have the right to select the managing underwriter or underwriters to lead the offering.

(e)            Effective Period of S-3 Shelf Registrations. The Company shall use reasonable best efforts to keep any S-3 Shelf Registration Statement effective for a period of 90 days after the effective date of such registration statement, provided that such 90 day period shall be extended by the number of days in any Suspension Period commenced pursuant to Section 5 during such period (as it may be so extended) and by the number of days in any Third Party Holdback Period commenced during such period (as it may be so extended). Notwithstanding the foregoing, the Company shall not be obligated to keep any such registration statement effective, or to permit Registrable Shares to be registered, offered or sold thereunder, at any time on or after the Termination Date.

Section 5.             Suspension Periods.

(a)            Suspension Periods. The Company may (i) delay the filing or effectiveness of a Registration Statement in conjunction with a Demand Registration or an S-3 Shelf Registration or (ii) prior to the pricing of any underwritten offering or other offering of Registrable Shares pursuant to a Demand Registration or an S-3 Shelf Registration, delay such underwritten or other offering (and, if it so chooses, withdraw any registration statement that has been filed), but in each case described in clauses (i) and (ii) only if the Company determines in its sole discretion (x) that proceeding with such an offering would require the Company to disclose material information that would not otherwise be required to be disclosed at that time and that the disclosure of such information at that time would not be in the Company’s best interests, or (y) that the registration or offering to be delayed would, if not delayed, materially adversely affect the Company and its subsidiaries taken as a whole or materially interfere with, or jeopardize the success of, any pending or proposed material transaction, including any debt or equity financing, any acquisition or disposition, any recapitalization or reorganization or any other material transaction, whether due to commercial reasons, a desire to avoid premature disclosure of information or any other reason. Any period during which the Company has delayed a filing, an effective date or an offering pursuant to this Section 5 is herein called a

“Suspension Period”. If pursuant to this Section 5 the Company delays or withdraws a Demand Registration or S-3 Shelf Registration requested by the Investor, the Investor shall be entitled to withdraw such request and, if it does so, such request shall not count against the limitation on the number of such registrations set forth in Section 2 or 4. The Company shall provide prompt written notice to the Investor of the commencement and termination of any Suspension Period (and any withdrawal of a registration statement pursuant to this Section 5), but shall not be obligated under this Agreement to disclose the reasons therefor. The Investor shall keep the existence of each Suspension Period confidential and refrain from making offers and sales of Registrable Shares (and direct any other Persons making such offers and sales to refrain from doing so) during each Suspension Period. In no event (i) may the Company deliver notice of a Suspension Period to the Investor more than three times in any calendar year and (ii) shall a Suspension Period or Suspension Periods be in effect for an aggregate of 180 days or more in any calendar year.

(b)            Other Lockups. Notwithstanding any other provision of this Agreement, the Company shall not be obligated to take any action hereunder that would violate any lockup or similar restriction binding on the Company in connection with a prior or pending registration or underwritten offering.

(c)            Purchase Agreement Restrictions. Nothing in this Agreement shall affect the restrictions on transfers of Shares and other provisions of the Purchase Agreement, which shall apply independently hereof in accordance with the terms thereof.

Section 6.             Holdback Agreements.

The restrictions in this Section 6 shall apply for as long as the Investor is the beneficial owner of any Registrable Shares. If the Company sells Shares or other securities convertible into or exchangeable for (or otherwise representing a right to acquire) Shares in a primary underwritten offering pursuant to any registration statement under the Securities Act (but only if the Investor is provided its piggyback rights, if any, in accordance with Sections 3(a) and 3(b)), or if any other Person sells Shares in a secondary underwritten offering pursuant to a Piggyback Registration in accordance with Sections 3(a) and 3(b), and if the managing underwriters for such offering advise the Company (in which case the Company promptly shall notify the Investor) that a public sale or distribution of Shares outside such offering would materially adversely affect such offering, then, if requested by the Company, the Investor shall agree, as contemplated in this Section 6, not to (and to cause its majority-controlled Affiliates not to) sell, transfer, pledge, issue, grant or otherwise dispose of, directly or indirectly (including by means of any short sale), or request the registration of, any Registrable Shares (or any securities of any Person that are convertible into or exchangeable for, or otherwise represent a right to acquire, any Registrable Shares) for a period (each such period, a “Holdback Period”) beginning on the 10th day before the pricing date for the underwritten offering and extending through the earlier of (i) the 90th day after such pricing date (subject to customary automatic extension in the event of the release of earnings results of or material news relating to the Company) and (ii) such earlier day (if any) as may be designated for this purpose by the managing underwriters for such offering (each such agreement of the Investor, a “Holdback Agreement”). Each Holdback Agreement shall be in writing in form and substance satisfactory to the Company and the managing underwriters. Notwithstanding the foregoing, the Investor shall not be obligated to enter into a Holdback Agreement unless the Company and each selling shareholder in such offering also execute agreements substantially similar to such Holdback Agreement. A Holdback Agreement shall not apply to (i) the exercise of any warrants or options to purchase shares of the Company (provided that such restrictions shall apply with respect to the securities issuable upon such exercise), (ii) any Shares included in the underwritten offering giving rise to the application of this Section 6, or (iii) any Shares of the Company’s capital stock owned or held by any employee benefit plan of the Investor or its majority-controlled Affiliates.

Section 7.             Registration Procedures.

(a)            Whenever the Investor requests that any Registrable Shares be registered pursuant to this Agreement, the Company shall use reasonable best efforts to effect, as soon as practical as provided herein, the registration and the sale of such Registrable Shares in accordance with the intended methods of disposition thereof, and, pursuant thereto, the Company shall, as soon as practical as provided herein:

(i)            subject to the other provisions of this Agreement, use reasonable best efforts to prepare and file with the SEC a Registration Statement with respect to such Registrable Shares and cause such Registration Statement to become effective (unless it is automatically effective upon filing);

(ii)            use reasonable best efforts to prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to comply with the applicable requirements of the Securities Act and to keep such Registration Statement effective for the relevant period required hereunder, but no longer than is necessary to complete the distribution of the Registrable Shares covered by such Registration Statement, and to comply with the applicable requirements of the Securities Act with respect to the disposition of all the Registrable Shares covered by such Registration Statement during such period in accordance with the intended methods of disposition set forth in such Registration Statement;

(iii)            use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement, or the lifting of any suspension of the qualification or exemption from qualification of any Registrable Shares for sale in any jurisdiction in the United States;

(iv)            deliver, without charge, such number of copies of the preliminary and final Prospectus and any supplement thereto as the Investor may reasonably request in order to facilitate the disposition of the Registrable Shares of the Investor covered by such Registration Statement in conformity with the requirements of the Securities Act;

(v)            use reasonable best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such U.S. jurisdictions as the Investor reasonably requests and continue such registration or qualification in effect in such jurisdictions for as long as the applicable Registration Statement may be required to be kept effective under this Agreement (provided that the Company will not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to (I) qualify but for this subparagraph (v), (II) subject itself to taxation in any such jurisdiction or (III) consent to general service of process in any such jurisdiction);

(vi)            notify the Investor and each distributor of such Registrable Shares identified by the Investor, at any time when a Prospectus relating thereto would be required under the Securities Act to be delivered by such distributor, of the occurrence of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, at the request of the Investor, the Company shall use reasonable best efforts to prepare, as soon as practical, a supplement or amendment to such Prospectus so that, as thereafter delivered to any prospective purchasers of such Registrable Shares, such Prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(vii)            in the case of an underwritten offering in which the Investor participates pursuant to a Demand Registration, a Piggyback Registration or an S-3 Shelf Registration, enter into an underwriting agreement in substantially the form used by the Company or companies of comparable market capitalization for offerings of that kind, with appropriate modification, containing such provisions (including provisions for indemnification, lockups, opinions of counsel and comfort letters), and take all such other customary and reasonable actions as the managing underwriters of such offering may request in order to facilitate the disposition of such Registrable Shares (including, making members of senior management of the Company available at reasonable times and places to participate in “road-shows” that the managing underwriter determines are necessary to effect the offering);

(viii)            in the case of an underwritten offering in which the Investor participates pursuant to a Demand Registration, a Piggyback Registration or an S-3 Shelf Registration, and to the extent not prohibited by applicable law, (A) make reasonably available, for inspection by the managing underwriters of such offering and one attorney and accountant acting for such managing underwriters, pertinent corporate documents and financial and other records of the Company and its subsidiaries and controlled Affiliates, (B) cause the Company’s officers and employees to supply information reasonably requested by such managing underwriters or attorney in connection with such offering, (C) make the Company’s independent accountants available for any such managing underwriters’ due diligence and have them provide customary comfort letters to such underwriters in connection therewith; and (D) cause the Company’s counsel to furnish customary legal opinions to such underwriters in connection therewith; provided, however, that such records and other information shall be subject to such confidential treatment as is customary for underwriters’ due diligence reviews;

(ix)            use reasonable best efforts to cause all such Registrable Shares to be listed on each primary securities exchange (if any) on which securities of the same class issued by the Company are then listed;

(x)            provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such Registration Statement and, a reasonable time before any proposed sale of Registrable Shares pursuant to a Registration Statement, provide the transfer agent with printed certificates for the Registrable Shares to be sold, subject to the provisions of Section 11;

(xi)            make generally available to its shareholders a consolidated earnings statement (which need not be audited) for a period of 12 months beginning after the effective date of the Registration Statement as soon as reasonably practicable after the end of such period, which earnings statement shall satisfy the requirements of an earning statement under Section 11(a) of the Securities Act and Rule 158 thereunder; and

(xii)            promptly notify the Investor and the managing underwriters of any underwritten offering, if any:

(1)            when the Registration Statement, any pre-effective amendment, the Prospectus or any Prospectus supplement or any post-effective amendment to the Registration Statement has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective;

(2)            of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for any additional information regarding the Investor;

(3)            of the notification to the Company by the SEC of its initiation of any proceeding with respect to the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement; and

(4)            of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Shares for sale under the applicable securities or blue sky laws of any jurisdiction.

For the avoidance of doubt, the provisions of clauses (vii), (viii), (xi) and (xii) of this Section 7(a) shall apply only in respect of an underwritten offering and only if (based on market prices at the time the offering is requested by the Investor) the number of Registrable Shares to be sold in the offering would reasonably be expected to yield gross proceeds to the Investor of at least the Minimum Amount.

(b)            No Registration Statement (including any amendments thereto) shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading, and no Prospectus (including any supplements thereto) shall contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case, except for any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in reliance on and in conformity with written information furnished to the Company by or on behalf of the Investor, any selling securityholder or any underwriter or other distributor specifically for use therein.

(c)            At all times after the Company has filed a registration statement with the SEC pursuant to the requirements of the Securities Act and until the Termination Date, the Company shall use reasonable best efforts to continuously maintain in effect the registration of Common Stock under Section 12 of the Exchange Act and to use reasonable best efforts to file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, all to the extent required to enable the Investor to be eligible to sell Registrable Shares (if any) pursuant to Rule 144 under the Securities Act.

(d)            The Company may require the Investor and each distributor of Registrable Shares as to which any registration is being effected to furnish to the Company information regarding such Person and the distribution of such securities as the Company may from time to time reasonably request in connection with such registration.

(e)            The Investor agrees by having its shares of Common Stock treated as Registrable Shares hereunder that, upon being advised in writing by the Company of the occurrence of an event pursuant to Section 7(a)(vi), the Investor will immediately discontinue (and direct any other Persons making offers and sales of Registrable Shares to immediately discontinue) offers and sales of Registrable Shares pursuant to any Registration Statement (other than those pursuant to a plan that is in effect prior to such time and that complies with Rule 10b5-1 under the Exchange Act) until it is advised in writing by the Company that the use of the Prospectus may be resumed and is furnished with a supplemented or amended Prospectus as contemplated by Section 7(a)(vi), and, if so directed by the Company, the Investor will deliver to the Company all copies, other than permanent file copies then in the Investor’s possession, of the Prospectus covering such Registrable Shares current at the time of receipt of such notice.

(f)            The Company may prepare and deliver a free writing prospectus (as such term is defined in Rule 405 under the Securities Act) in lieu of any supplement to a Prospectus, and references herein to any “supplement” to a Prospectus shall include any such free writing prospectus. Neither the Investor nor any other seller of Registrable Shares may use a free writing prospectus to offer or sell any such shares without the Company’s prior written consent.

(g)            It is understood and agreed that any failure of the Company to file a registration statement or any amendment or supplement thereto or to cause any such document to become or remain effective or usable within or for any particular period of time as provided in Section 2, 4 or 7 or otherwise in this Agreement, due to reasons that are not reasonably within its control, or due to any refusal of the SEC to permit a registration statement or prospectus to become or remain effective or to be used because of unresolved SEC comments thereon (or on any documents incorporated therein by reference) despite the Company’s good faith and reasonable best efforts to resolve those comments, shall not be a breach of this Agreement.

(h)            It is further understood and agreed that the Company shall not have any obligations under this Section 7 at any time on or after the Termination Date, unless an underwritten offering in which the Investor participates has been priced but not completed prior to the Termination Date, in which event the Company’s obligations under this Section 7 shall continue with respect to such offering until it is so completed (but not more than 60 days after the commencement of the offering).

(i)            Notwithstanding anything to the contrary in this Agreement, the Company shall not be required to file a Registration Statement or include Registrable Shares in a Registration Statement unless it has received from the Investor, at least five days prior to the anticipated filing date of the Registration Statement, requested information required to be provided by the Investor for inclusion therein.

Section 8.             Registration Expenses.

(a)            All expenses incident to the Company’s performance of or compliance with this Agreement, including all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, FINRA fees, listing application fees, printing expenses, transfer agent’s and registrar’s fees, cost of distributing Prospectuses in preliminary and final form as well as any supplements thereto, and fees and disbursements of counsel for the Company and all independent certified public accountants and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”) (but not including any underwriting discounts or commissions attributable to the sale of Registrable Shares or fees and expenses of counsel and any other advisor representing any underwriters or other distributors), shall be borne by the Company. The Investor shall bear the cost of all underwriting discounts and commissions associated with any sale of Registrable Shares and shall pay all of its own costs and expenses, including all fees and expenses of any counsel (and any other advisers) representing the Investor and any stock transfer taxes.

(b)            The obligation of the Company to bear the expenses described in Section 8(a) shall apply irrespective of whether a registration, once properly demanded or requested becomes effective or is withdrawn or suspended; provided, however, that Registration Expenses for any Registration Statement withdrawn solely at the request of the Investor (unless withdrawn following commencement of a Suspension Period pursuant to Section 5) shall be borne by the Investor.

Section 9.             Indemnification.

(a)            The Company shall indemnify, to the fullest extent permitted by law, the Investor and each Person who controls the Investor (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, judgments, costs (including reasonable costs of investigation) and expenses (including reasonable attorneys’ fees) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or any amendment thereof or supplement thereto or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are made in reliance and in conformity with information furnished in writing to the Company by the Investor expressly for use therein. In connection with an underwritten offering in which the Investor participates conducted pursuant to a registration effected hereunder, the Company shall indemnify each participating underwriter and each Person who controls such underwriter (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Investor.

(b)            In connection with any Registration Statement in which the Investor is participating, the Investor shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus, or amendment or supplement thereto, and shall indemnify, to the fullest extent permitted by law, (i) the Company, its officers and directors and each Person who controls the Company (within the meaning of the Securities Act) and (ii) each participating underwriter, if any, and each Person who controls such underwriter (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, judgments, costs (including reasonable costs of investigation) and expenses (including reasonable attorneys’ fees) arising out of or based upon any untrue or alleged untrue statement of material fact contained in the Registration Statement or Prospectus, or any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that the same are made in reliance and in conformity with information furnished in writing to the Company by or on behalf of the Investor expressly for use therein.

(c)            Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying Person of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying Person to assume the defense of such claim with counsel reasonably satisfactory to the indemnified Person. Failure so to notify the indemnifying Person shall not relieve it from any liability that it may have to an indemnified Person except to the extent that the indemnifying Person is materially and adversely prejudiced thereby. The indemnifying Person shall not be subject to any liability for any settlement made by the indemnified Person without its consent (but such consent will not be unreasonably withheld). An indemnifying Person who is entitled to, and elects to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (in addition to one local counsel) for all Persons indemnified (hereunder or otherwise) by such indemnifying Person with respect to such claim (and all other claims arising out of the same circumstances), unless in the reasonable judgment of any indemnified Person there may be one or more legal or equitable defenses available to such indemnified Person which are in addition to or may conflict with those available to another indemnified Person with respect to such claim, in which case such maximum number of counsel for all indemnified Persons shall be two rather than one). If an indemnifying Person is entitled to, and elects to, assume the defense of a claim, the indemnified Person shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but, except as set forth above, the indemnifying Person shall not be obligated to reimburse the indemnified Person for the costs thereof. The indemnifying Person shall not consent to the entry of any judgment or enter into or agree to any settlement relating to a claim or action for which any indemnified Person would be entitled to indemnification by any indemnified Person hereunder unless such judgment or settlement imposes no ongoing obligations on any such indemnified Person and includes as an unconditional term the giving, by all relevant claimants and plaintiffs to such indemnified Person, a release, satisfactory in form and substance to such indemnified Person, from all liabilities in respect of such claim or action for which such indemnified Person would be entitled to such indemnification. The indemnifying Person shall not be liable hereunder for any amount paid or payable or incurred pursuant to or in connection with any judgment entered or settlement effected with the consent of an indemnified Person unless the indemnifying Person has also consented to such judgment or settlement.

(d)            The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified Person or any officer, director or controlling Person of such indemnified Person and shall survive the transfer of securities and the Termination Date but only with respect to offers and sales of Registrable Shares made before the Termination Date or during the period following the Termination Date referred to in Section 7(h).

(e)            If the indemnification provided for in or pursuant to this Section 9 is due in accordance with the terms hereof, but is held by a court to be unavailable or unenforceable in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying Person, in lieu of indemnifying such indemnified Person, shall contribute to the amount paid or payable by such indemnified Person as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying Person on the one hand and of the indemnified Person on the other in connection with the statements or omissions which result in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of the indemnifying Person on the one hand and of the indemnified Person on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying Person or by the indemnified Person, and by such Person’s relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall the liability of the indemnifying Person be greater in amount than the amount for which such indemnifying Person would have been obligated to pay by way of indemnification if the indemnification provided for under Section 9(a) or 9(b) hereof had been available under the circumstances.

Section 10.         Securities Act Restrictions.

The Registrable Shares are restricted securities under the Securities Act and may not be offered or sold except pursuant to an effective registration statement or an available exemption from registration under the Securities Act. Accordingly, the Investor shall not, directly or through others, offer or sell any Registrable Shares except pursuant to a Registration Statement as contemplated herein or pursuant to Rule 144 or another exemption from registration under the Securities Act, if available. Prior to any transfer of Registrable Shares other than pursuant to an effective registration statement, the Investor shall notify the Company of such transfer and the Company may require the Investor to provide, prior to such transfer, such evidence that the transfer will comply with the Securities Act (including written representations or an opinion of counsel) as the Company may reasonably request. The Company may impose stop-transfer instructions with respect to any Registrable Shares that are to be transferred in contravention of this Agreement. Any certificates representing the Registrable Shares may bear a legend (and the Company’s share registry may bear a notation) referencing the restrictions on transfer contained in this Agreement (and the Purchase Agreement), until such time as such securities have ceased to be (or are to be transferred in a manner that results in their ceasing to be) Registrable Shares. Subject to the provisions of this Section 10, the Company will replace any such legended certificates with unlegended certificates promptly upon surrender of the legended certificates to the Company or its designee and cause shares that cease to be

Registrable Shares to bear a general unrestricted CUSIP number, in order to facilitate a lawful transfer or at any time after such shares cease to be Registrable Shares.

Section 11.         Transfers of Rights.

(a)            If the Investor transfers any rights to a Permitted Transferee in accordance with the Purchase Agreement, such Permitted Transferee shall, together with all other such Permitted Transferees and the Investor, also have the rights of the Investor under this Agreement, but only if the Permitted Transferee signs and delivers to the Company a written acknowledgment (in form and substance satisfactory to the Company) that it has joined with the Investor and the other Permitted Transferees as a party to this Agreement and has assumed the rights and obligations of the Investor hereunder with respect to the rights transferred to it by the Investor. Each such transfer shall be effective when (but only when) the Permitted Transferee has signed and delivered the written acknowledgment to the Company. Upon any such effective transfer, the Permitted Transferee shall automatically have the rights so transferred, and the Investor’s obligations under this Agreement, and the rights not so transferred, shall continue, provided that under no circumstances shall the Company be required to provide (i) more than three Demand Registrations and (ii) more than one S-3 Shelf Registration (or two in the event the Investor elects to exchange one of its Demand Registrations for an S-3 Shelf Registration). Notwithstanding any other provision of this Agreement, no Person who acquires securities transferred in violation of this Agreement or the Purchase Agreement, or who acquires securities that are not or upon acquisition cease to be Registrable Shares, shall have any rights under this Agreement with respect to such securities, and such securities shall not have the benefits afforded hereunder to Registrable Shares.

Section 12.         Miscellaneous.

(a)            Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally upon confirmation of receipt, or (b) on the second business day following the date of dispatch if delivered by a nationally recognized next day courier service, in each case with a copy sent concurrently by e-mail. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.

If to the Company:

Occidental Petroleum Corporation
5 Greenway Plaza, Suite 110
Houston, Texas 77046
Attention: Marcia E. Backus
E-mail: Marcia_E._Backus@oxy.com

with a copy to (which copy alone shall not constitute notice):

Cravath, Swaine & Moore LLP
825 8th Avenue
New York, New York 10019
Attention: Faiza J. Saeed and Andrew J. Pitts
E-mail: FSaeed@cravath.com and APitts@cravath.com

If to the Investor:

Berkshire Hathaway Inc.
3555 Farnam Street
Omaha, Nebraska 68131
Attention: Marc D. Hamburg
E-mail: mdhamburg@BRKA.com

with a copy to (which copy alone shall not constitute notice):

Munger, Tolles & Olson LLP
350 South Grand Avenue
Los Angeles, California 90071
Attention: Mark H. Kim and Judith T. Kitano
E-mail: mark.kim@mto.com and judith.kitano@mto.com

(b)            No Waivers. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

(c)            Assignment. Neither this Agreement nor any right, remedy, obligation nor liability arising hereunder or by reason hereof shall be assignable by any party hereto without the prior written consent of the other parties, and any attempt to assign any right, remedy, obligation or liability hereunder without such consent shall be void, except (i) an assignment, in the case of a merger or consolidation where such party is not the surviving entity, or a sale of substantially all of its assets, to the entity which is the survivor of such merger or consolidation or the purchaser in such sale or (ii) an assignment by Investor to a Permitted Transferee in accordance with the terms hereof.

(d)            No Third-Party Beneficiaries. Nothing contained in this Agreement, expressed or implied, is intended to confer upon any person or entity other than the Company and the Investor (and any Permitted Transferee to which an assignment is made in accordance with this Agreement), any benefits, rights, or remedies (except as specified in Section 9 hereof).

(e)            Governing Law; Submission to Jurisdiction; Waiver of Jury Trial, Etc. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State. Each of the parties hereto agrees (a) to submit to the non-exclusive personal jurisdiction of the State or Federal courts in the Borough of Manhattan, The City of New York, (b) that non-exclusive jurisdiction and venue shall lie in the State or Federal courts in the State of New York, and (c) that notice may be served upon such party at the address and in the manner set forth for such party in Section 12(a). To the extent permitted by applicable law, each of the parties hereto hereby unconditionally waives trial by jury in any legal action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

(f)            Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts (including by e-mail or facsimile) and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

(g)            Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes and replaces all other prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof.

(h)            Captions. The headings and other captions in this Agreement are for convenience and reference only and shall not be used in interpreting, construing or enforcing any provision of this Agreement.

(i)            Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(j)            Other Registration Rights. The Company agrees that it shall not grant any registration rights to any third party (i) unless such rights are expressly made subject to the rights of Investor in a manner consistent with this Agreement or (ii) if such registration rights are senior to, or take priority over, the registration rights granted to the Investor under this Agreement.

(k)            Amendments. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the prior written consent of the Company and the Investor.

[Execution Page Follows]

IN WITNESS WHEREOF, this Registration Rights Agreement has been duly executed by each of the parties hereto as of the date first written above.

OCCIDENTAL PETROLEUM CORPORATION

By:
Name:
Title:

BERKSHIRE HATHAWAY INC.

By:
Name:
Title: